As filed with the Securities and Exchange Commission on May 23, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

The patient investor

SEMI-ANNUAL REPORT: 03/31/19

•	Value • Deep value • Global

•	Ariel Fund
•	Ariel Appreciation Fund
•	Ariel Focus Fund
•	Ariel Discovery Fund
•	Ariel International Fund
•	Ariel Global Fund

PLEASE NOTE: Beginning March 31, 2021, quarterly reports will no longer be automatically sent by mail. See inside for more information.

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

Beginning on March 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by following the three easy steps described on our website at arielinvestments.com/e-delivery.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling us at 800.292.7435 or, if applicable, by contacting your intermediary. Your election to receive reports in paper will apply to all Funds held within the Ariel Investment Trust fund complex or held through your financial intermediary.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

•	arielinvestments.com
•	linkedin.com/company/ariel-investments
•	instagram.com/arielinvestments
•	twitter.com/arielinvests

Fund performance at a glance	AS OF 03/31/19

					Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)
Small/mid cap traditional value							11/06/86
Ariel Fund–Investor Class	17.59	0.70	10.89	7.88	18.54	9.17	11.09
Ariel Fund–Institutional Class	17.68	1.01	11.21	8.20	18.80	9.29	11.17
Russell 2500TM Value Index	13.12	1.84	9.85	6.02	15.03	9.76	10.90
Russell 2500TM Index	15.82	4.48	12.56	7.79	16.23	9.59	10.65
S&P 500® Index	13.65	9.50	13.51	10.91	15.92	6.04	10.32
Mid cap traditional value							12/01/89
Ariel Appreciation Fund–Investor Class	15.59	-0.12	8.44	5.71	16.67	8.26	10.39
Ariel Appreciation Fund–Institutional Class	15.69	0.19	8.77	6.05	16.94	8.38	10.47
Russell Midcap® Value Index	14.37	2.89	9.50	7.22	16.39	9.56	11.15
Russell Midcap® Index	16.54	6.47	11.82	8.81	16.88	9.33	11.17
S&P 500® Index	13.65	9.50	13.51	10.91	15.92	6.04	9.69
All cap traditional value							06/30/05
Ariel Focus Fund–Investor Class	13.51	-0.76	10.49	4.54	12.63	–	5.46
Ariel Focus Fund–Institutional Class	13.54	-0.52	10.76	4.80	12.83	–	5.60
Russell 1000® Value Index	11.93	5.67	10.45	7.72	14.52	–	7.25
S&P 500® Index	13.65	9.50	13.51	10.91	15.92	–	8.76
Small cap deep value							01/31/11
Ariel Discovery Fund–Investor Class	14.63	-8.47	3.94	-4.82	–	–	0.89
Ariel Discovery Fund–Institutional Class	14.70	-8.22	4.22	-4.58	–	–	1.14
Russell 2000® Value Index	11.93	0.17	10.86	5.59	–	–	8.89
Russell 2000® Index	14.58	2.05	12.92	7.05	–	–	10.18
S&P 500® Index	13.65	9.50	13.51	10.91	–	–	12.51
International all cap intrinsic value							12/30/11
Ariel International Fund–Investor Class	7.13	-4.67	3.26	2.09	–	–	5.67
Ariel International Fund–Institutional Class	7.28	-4.39	3.54	2.34	–	–	5.92
MSCI EAFE Index (net)	9.98	-3.71	7.27	2.33	–	–	6.94
MSCI ACWI ex-US Index (net)	10.31	-4.22	8.09	2.57	–	–	6.10
Global all cap intrinsic value							12/30/11
Ariel Global Fund–Investor Class	9.07	2.23	6.80	5.16	–	–	8.25
Ariel Global Fund–Institutional Class	9.16	2.46	7.06	5.42	–	–	8.52
MSCI ACWI Index (net)	12.18	2.60	10.67	6.45	–	–	9.81

The inception date for the Institutional Class shares of all Funds is December 30, 2011. For all funds except Ariel International Fund and Ariel Global Fund, performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 68. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

TURTLE TALK

The Bigger Picture

“This past decade serves as an important reminder that a contrarian and patient approach is best of all when times are dark. March 2009 was indeed one of the most challenging times in Ariel’s 36-year history.”

–Mellody Hobson, President, Ariel Investments

From the front lines of the financial crisis

Battle-Tested and Positioned for Continued Success

The 10-year anniversary of the Global Financial Crisis (GFC) has provided us with an opportunity to look back at that period and share Ariel’s experience. Our study, “From the Front Lines of the Financial Crisis“ is a reflection on the tough decisions we faced during this challenging time, what we learned and how this knowledge enabled us to strengthen our investment process. We are convinced the enhancements we made to our investment process since the GFC will help us weather the next storm and carry us through all that may come.

To read the full story, visit our award-winning website arielinvestments.com/battle-tested.

2	ARIELINVESTMENTS.COM

THE BIGGER PICTURE

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 3/31/19

	1Q19	1-year	3-year	5-year	10-year	Since inception*
Ariel Fund	+ 17.59%	+ 0.70%	+ 10.89%	+ 7.88%	+ 18.54%	+ 11.09%
Russell 2500TM Value Index	+ 13.12	+ 1.84	+ 9.85	+ 6.02	+ 15.03	+ 10.90
Russell 2500TM Index	+ 15.82	+ 4.48	+ 12.56	+ 7.79	+ 16.23	+ 10.65
S&P 500® Index	+ 13.65	+ 9.50	+ 13.51	+ 10.91	+ 15.92	+ 10.32
*	The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 3/31/19

	1Q19	1-year	3-year	5-year	10-year	Since inception*
Ariel Appreciation Fund	+ 15.59%	– 0.12%	+ 8.44%	+ 5.71%	+ 16.67%	+ 10.39%
Russell Midcap® Value Index	+ 14.37	+ 2.89	+ 9.50	+ 7.22	+ 16.39	+ 11.15
Russell Midcap® Index	+ 16.54	+ 6.47	+ 11.82	+ 8.81	+ 16.88	+ 11.17
S&P 500® Index	+ 13.65	+ 9.50	+ 13.51	+ 10.91	+ 15.92	+ 9.69
*	The inception date for Ariel Appreciation Fund is 12/01/89.

800.292.7435	3

In a stunning reversal following an unexpected and dramatic year-end decline, stocks ushered in the new year with a surprising first quarter rally. With the S&P 500’s +13.65% jolt, The New York Times proclaimed “…the first three months of 2019 were spectacular—the best first quarter in more than 20 years.”1 Against this buoyant backdrop, Ariel Fund and Ariel Appreciation Fund performed quite well. Specifically, for the quarter, Ariel Fund earned +17.59% compared to +13.12% for the Russell 2500 Value Index and +15.82% for the Russell 2500 Index. Ariel Appreciation Fund rose +15.59% while the Russell Midcap Value Index gained +14.37% and the Russell Midcap Index performed slightly better, earning +16.54%.

“Thirty-six years of investing has taught us that while anything can happen over the short term, skill shines through over time.”

Our key performance drivers were consistent across strategies. Both Ariel Fund and Ariel Appreciation Fund were boosted by their Producer Durables and Materials & Processing holdings. With success stories like Stericycle, Inc. (SRCL) and Zebra Technologies Corporation (ZBRA), our strong stock picking stood out. At the other end of the spectrum, Consumer Discretionary names detracted from our results with MSG Networks Inc. (MSGN) sitting at the bottom of the pack in both funds as the market waited for Disney to sell its regional sports networks as a condition to its recent Fox acquisition.

While not all failures have a happy ending, most happy endings have a failure story.2

—Jean Case, Be Fearless

At Ariel, our turtle logo serves as our own North Star. With its image ever-present in our offices and the tagline of Aesop’s famous fable etched in our minds, we play long ball. Not to mention, 36 years of investing has taught us that while anything can happen over the short term, skill shines through over time. On that point, even as patience allowed us to benefit from the recent market rebound, we are also reminded of a very different period 10 years ago. Little did we know back in March 2009, that the market had bottomed 9 days into the month after having lost over 50% of its value from its 2007 peak. The period leading up to that remarkable low was a harrowing and humbling time for our company. Our flagship Ariel Fund significantly underperformed our benchmarks and peers. For a firm known to say “math has no opinion,” the numbers were clearly telling us that we should have done better.

In the book, The Way of the Warrior, Erwin McManus writes, “If it was your fault, if it’s your failure, you have the power to change the result. If it wasn’t your fault, you have no relationship to the failure, you are powerless to change both the outcome and the possibilities for success.”3

Considering the financial collapse at the time, some may have been sympathetic if we blamed the harsh investment atmosphere for our shortcomings. Instead, in the June 30, 2008 issue of The Patient Investor we wrote, “Difficult environment or not, make no mistake, we are disappointed in [our] results.” Beyond our client communications, we did not reassure each other with excuses. We found the fine line between accountability and blame; each of us took 100% responsibility for our outcomes. And while owning our missteps and being forthright about the treacherous conditions, we also expressed great optimism for the future, “…encouraged by the bevy of newfound bargains coming to fore.”4

“With a full decade as hindsight, the merits of our patient approach become much more apparent than anything that can be gleaned over a short-term period.”

Humbled, but not defeated, our convictions ran high. In our March 31, 2009 client letter we declared, “…it is the big decisions in periods of maximum optimism or pessimism (like now) where a money manager really earns their track record.”5 We outlined some bold moves while underscoring that “these decisions will not necessarily play out over any one day, one month or even one year. Many of them will be multi-year Ariel performance stories.” To that point, we discussed our plans to double and triple down on our cheapest names. We called out our investments in

4	ARIELINVESTMENTS.COM

“…‘aspirational’ names ranging from Nordstrom’s (JWN) to Tiffany’s (TIF) to Sotheby’s (BID),” asserting they were, “…best in class but absurdly cheap and highly controversial buys in the midst of a recession.” From there we proclaimed our willingness “…to put a stake in the ground in real estate. Although misunderstood and unloved, Jones Lang LaSalle (JLL) and CB Richard Ellis (CBRE) are good stocks in bad neighborhoods.” Finally, we explained, “…we still have a position in media—albeit much smaller and more diversified than before. Just because we made a mistake with newspapers does not mean we cannot independently assess other high quality media properties.”

“…this past decade serves as an important reminder that a contrarian and patient approach is best of all when times are dark. March 2009 was indeed one of the most challenging times in Ariel’s 36-year history.”

With a full decade as hindsight, the merits of our patient approach become much more apparent than anything that can be gleaned over a short-term period. From the March 9, 2009 lows to today, or our prior sale of the security, most of our “big decisions”—the same stocks that we called out in our March 31, 2009 client letter and show below—rewarded our investors when compared to the broad market as measured by the S&P 500 which rose +255%.

	Fund	Holding Period	Cumulative Return
Retailers
Nordstrom’s
	Ariel Fund	03/31/09–04/01/14	+ 317%
	Ariel Appreciation Fund	03/31/09–03/31/19	+ 261%
Tiffany’s
	Ariel Fund	03/31/09–10/14/11	+ 250%
	Ariel Appreciation Fund	03/31/09–03/31/19	+ 874%
Sotheby’s
	Ariel Fund	03/31/09–07/19/18	+ 616%
	Ariel Appreciation Fund	03/31/09–11/13/15	+ 276%

	Fund	Holding Period	Cumulative Return
Real Estate
JLL (formerly Jones Lang LaSalle)
	Ariel Fund	03/31/09–03/31/19	+ 594%
	Ariel Appreciation Fund	03/31/09–03/31/19	+ 594%
CBRE (formerly CB Richard Ellis)
	Ariel Fund	03/31/09–03/31/19	+ 1,127%
	Ariel Appreciation Fund	03/31/09–03/31/19	+ 1,127%
Media
TEGNA (formerly Gannett)[6]
	Ariel Fund	03/31/09–03/31/19	+ 1,518%
	Ariel Appreciation Fund	03/31/09–10/31/18	+ 1,211%
CBS
	Ariel Fund	03/31/09–04/15/11	+ 553%
	Ariel Appreciation Fund	03/31/09–03/31/19	+ 1,303%

THE BIGGER PICTURE

Although we have always been bottom-up stock pickers who pay little attention to macro-economic prognostications, in the panic-stricken environment of 2009, we felt compelled to speak out against the prevailing doom and gloom. As such, in our December 31, 2009 letter we expressed our views about the broader economy.

…[W]e have a very different view of the decade ahead. In short, there is nothing new about the normal we are anticipating. By contrast, we believe this time is not different and the recovery will play out in much the same way as it has in times past. This means people will save a rational amount—somewhere closer to the historic norms in the mid-to-high single digits as opposed to the anemic near-zero savings rates that were an anomaly in the 2000’s. They will spend, but not like the high-octane spending that took place in the peak consumption years of the last decade.

To us, normal will be a resumption of reasonable borrowing and lending (the kind with documentation!) Normal will mean economic growth will head back to its 3.5% long-term trend line which has already begun. We expect to see job growth at some point very late in the recovery—which is when it normally happens. And unlike those concerned the U.S. economy will be impaled by the sharply rising growth of the emerging economies, we see China and India’s growth as a key ingredient of a bigger world pie.7

800.292.7435	5

So where did we land? The current savings rate is 6.5%, which is slightly above the 5.7% long-term average. Spending is robust, but not nearly as high as the go-go years of the 2000’s.

Lenders have imposed mostly reasonable covenants—although some say they have loosened up as of late. Last quarter, the economy grew at 3.2%—even as China and India have continued to also expand. Job growth came late and then surged—with unemployment now at 50 year lows.

“At Ariel, our turtle logo serves as our own North Star. With its image ever-present in our offices and the tagline of Aesop’s famous fable etched in our minds, we play long ball.”

We believe a review of the last decade is informative. We feel good about the outcomes since March 31, 2009 as Ariel Fund earned +18.54% versus +15.03% for the Russell 2500 Value Index and +15.82 for the Russell 2500 Index and +13.65% for the S&P 500, which ranks it #1 in both its Morningstar and Lipper categories. Meanwhile,

Ariel Appreciation Fund gained +15.59% versus +14.37% for the Russell Midcap Value Index and +16.54% for the Russell Midcap Index. Given these results, this past decade serves as an important reminder that a contrarian and patient approach is best of all when times are dark. March 2009 was indeed one of the most challenging times in Ariel’s 36-year history.

“…most of our ‘big decisions’… rewarded our investors.”

Jean Case wrote “Make failure matter.”8 Doing so allowed us to get better. Not to mention, those learnings will also help us get through the next difficult period, whenever it comes. As The Way of the Warrior explains, “The warrior trains for the unexpected moment. They know life is unpredictable, they are undaunted by this reality, for though they cannot plan for what life will bring, they know they are prepared for it.”9

PORTFOLIO COMINGS AND GOINGS

During the quarter, Ariel Fund initiated a position in Molson Coors Brewing Co. (TAP). Meanwhile, Knowles Corporation (KN) was added to Ariel Appreciation Fund. Knowles is a leading manufacturer and supplier of acoustic components for smartphones, home devices and hearing

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Past performance does not guarantee future results. For the period ended 3/31/19, Ariel Fund (Investor Class) was ranked 1 out of 181 funds in Lipper’s mid-cap core category since market bottom on 3/9/09. For the 1-, 5-, and 10-year periods ended 3/31/19, Ariel Fund (Investor Class) was ranked 274 out of 388, 58 out of 281, and 1 out of 181 funds in the mid-cap core category. Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Rankings are based on total returns.

Past performance does not guarantee future results. For the period ended 3/31/19, Ariel Fund (Institutional Class) was ranked 1 out of 316 funds in Morningstar’s mid-cap value category since market bottom on 3/9/09. For the 1-, 5-, and since inception of the Institutional Class (12/30/2011) periods ended 3/31/19, Ariel Fund (Institutional Class) was ranked 172 out of 417, 21 out of 318, and 1 out of 345 funds in the mid-cap value category. For the period ended 3/31/19, Ariel Fund (Investor Class) was ranked 2 out of 316 funds in Morningstar’s mid-cap value category since market bottom on 3/9/09. For the 1-, 5-, and 10-year periods ended 3/31/19, Ariel Fund (Investor Class) was ranked 191 out of 417, 29 out of 318, and 1 out of 225 funds in the mid-cap value category. Morningstar, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked relative to all funds in the same category. Rankings are based on total returns. Morningstar Rankings shown are absolute percentile rankings. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000. Both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Each class is ranked separately and differs from the rankings of the other class. The inception date for the Institutional Class shares is December 30, 2011. Ranking information for the Institutional Class is not available for the 10-year period. Rankings for Ariel Fund’s Institutional Class shown for the period from 3/9/09 through 3/31/19 was based on the actual total returns of the Fund’s Investor Class and uses the actual expenses of the Fund’s Investor Class, for the period of time prior to 12/30/11, without any adjustments. For such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class.

6	ARIELINVESTMENTS.COM

aid manufacturers. We also added CarMax, Inc. (KMX) which is the leading used car retailer and wholesale vehicle auctioneer in the United States. We successfully sold Oaktree Capital Group, LLC (OAK) on the news of its acquisition by Brookfield Asset Management. We also parted ways with Bristow Group, Inc. (BRS) to pursue more compelling opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

[1]	Sommer, Jeff. “For Stocks, the Good Times Came Back. But for How Long?” The New York Times. April 12, 2019.
[2]	Case, Jean. Be Fearless. Pg. 89. Simon & Schuster. 2019.
[3]	McManus, Erwin Raphael. The Way of the Warrior. Pg. 116. Crown Publishing Group. 2005.
[4]	Rogers, John and Hobson, Mellody. “The Tortoise and the Bear.” The Patient Investor. June 30, 2008.
[5]	Rogers, John and Hobson, Mellody. “Thinking Big.” The Patient Investor. March 31, 2009.
[6]	June 29, 2015—Gannett changes name to TEGNA after completing spin-off of publishing business. The spin-off is called GCI. May 31, 2017 — TEGNA completes spin-off of Cars.com.
[7]	Rogers, John and Hobson, Mellody. “No New Normal.” The Patient Investor. December 31, 2009.
[8]	Case, Jean. Be Fearless. Pg. 87. Simon & Schuster. 2019.
[9]	McManus, Erwin Raphael. The Way of the Warrior. Pg. 49. Crown Publishing Group. 2005.

800.292.7435	7

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio manager	Portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Consumer discretionary	27.51	11.07	14.17	14.40
Financial services	24.91	39.37	26.18	19.13
Producer durables	19.65	13.96	14.69	10.15
Materials & processing	7.39	7.34	7.06	2.83
Health care	5.38	4.75	12.93	14.09
Consumer staples	5.30	3.05	2.43	6.41
Technology	2.51	7.28	14.53	22.20
Energy	0.00	5.52	3.43	5.43
Utilities	0.00	7.18	4.34	5.38
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/19

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Fund–Investor Class	17.59	0.70	10.89	7.88	18.54	9.17	11.09
Ariel Fund–Institutional Class+	17.68	1.01	11.21	8.20	18.80	9.29	11.17
Russell 2500TM Value Index	13.12	1.84	9.85	6.02	15.03	9.76	10.90
Russell 2500TM Index	15.82	4.48	12.56	7.79	16.23	9.59	10.65
S&P 500® Index	13.65	9.50	13.51	10.91	15.92	6.04	10.32

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18)

Investor Class	1.01%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)

1.	KKR & Co., Inc.	4.1	6.	TEGNA, Inc.	3.1
2.	Zebra Technologies Corp.	3.8	7.	Viacom, Inc., Class B	3.1
3.	J.M. Smucker Co.	3.6	8.	Kennametal, Inc.	3.1
4.	Lazard Ltd., Class A	3.5	9.	CBRE Group, Inc., Class A	3.0
5.	Stericycle, Inc.	3.3	10.	U.S. Silica Holdings, Inc.	3.0

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 68.

8	ARIELINVESTMENTS.COM

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio manager	Co-portfolio manager

Composition of equity holdings (%)

	Ariel Appreciation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	30.02	33.67	26.05	19.13
Consumer discretionary	23.52	11.80	14.57	14.40
Producer durables	20.83	11.08	12.91	10.15
Health care	13.36	6.61	9.42	14.09
Consumer staples	5.49	4.86	4.09	6.41
Materials & processing	1.97	6.93	6.23	2.83
Technology	1.20	6.69	15.45	22.20
Energy	0.89	6.28	4.24	5.43
Utilities	0.00	11.83	6.91	5.38
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/19

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Appreciation Fund–Investor Class	15.59	– 0.12	8.44	5.71	16.67	8.26	10.39
Ariel Appreciation Fund–Institutional Class+	15.69	0.19	8.77	6.05	16.94	8.38	10.47
Russell Midcap® Value Index	14.37	2.89	9.50	7.22	16.39	9.56	11.15
Russell Midcap® Index	16.54	6.47	11.82	8.81	16.88	9.33	11.17
S&P 500® Index	13.65	9.50	13.51	10.91	15.92	6.04	9.69

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18)

Investor Class	1.13%
Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	J.M. Smucker Co.	4.3	6.	Aflac, Inc.	3.9
2.	Northern Trust Corp.	4.1	7.	Laboratory Corp. of America Holdings	3.8
3.	First American Financial Corp.	4.0	8.	Kennametal, Inc.	3.8
4.	Stanley Black & Decker, Inc.	4.0	9.	Keysight Technologies, Inc.	3.3
5.	Zimmer Biomet Holdings, Inc.	3.9	10.	Stericycle, Inc.	3.2

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 68.

800.292.7435	9

VALUE’S WINTER

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 3/31/19

	1Q19	1-year	3-year	5-year	10-year	Since inception*
Ariel Focus Fund	+ 13.51%	– 0.76%	+ 10.49%	+ 4.54%	+ 12.63%	+ 5.46%
Russell 1000® Value Index	+ 11.93	+ 5.67	+ 10.45	+ 7.72	+ 14.52	+ 7.25
S&P 500® Index	+ 13.65	+ 9.50	+ 13.51	+ 10.91	+ 15.92	+ 8.76
*	The inception date for Ariel Focus Fund is 06/30/05.

For the quarter ending March 31, 2019, Ariel Focus Fund outperformed its benchmark and performed mostly in line with the broad market returning +13.51% versus +11.93% for the Russell 1000 Value Index and +13.65% for the S&P 500 Index. Performance was broadly positive—28 of our 29 holdings posted positive returns over the three month period.

Stericycle, Inc. (SRCL) and Zimmer Biomet Holdings,

Inc. (ZBH) were our biggest contributors. Although Apache Corporation (APA) has been a disappointing holding over the last five years, it bounced back sharply during the quarter.

SRCL surged +48.32% on the news of the appointment of a new CEO, Cindy Miller, who joined the company in 2018 from UPS where she held leadership positions in transportation, logistics and operations. Since the announcement, Miller has been meeting with institutional shareholders stressing the importance of implementing a new enterprise resource planning (“ERP”) system to improve efficiency. Over the last decade, SRCL has acquired a number of small waste removal businesses, without integrating the companies into their corporate accounting and operating systems. As a result, the company was not able to maximize performance around metrics such as route density (the number of customers on a truck’s schedule).

10	ARIELINVESTMENTS.COM

ZBH jumped +23.35% following an excellent end to 2018. The company announced FDA approval for its ROSA system, a robotically-assisted knee replacement technology which allows surgeons to improve knee installation accuracy. Although surgeons are loyal to ZBH’s hip and knee replacement products, we believe sales and profits have been artificially reduced by manufacturing limitations at facilities acquired in the Biomet acquisition. As these manufacturing bottlenecks are relieved, demand for these orthopedic products will grow with America’s aging population.

APA swelled +33.07% as oil prices recovered from their fourth quarter declines. Concerns around a global economic slowdown caused West Texas Intermediate (“WTI”) oil prices to plummet from $75 last October to $45 in December. Prices have since recovered to above $60 due to less economic pessimism and lower oil inventories. That said, our original investment thesis for APA has not materialized. We initially believed the company’s excellent position in deep water exploration, particularly in the North Sea, combined with its extensive natural gas holdings in the Permian basin would generate solid returns. Unfortunately, the economics of deep water drilling have been negatively impacted by improvements in on-land exploration, particularly horizontal drilling and hydraulic fracturing. At the same time, natural gas prices have remained stubbornly below their historical relationship to oil prices. Today, natural gas sells at 1:24 ratio to oil which is far below the historical 1:6 ratio.

Our sole negative performer during the quarter was Mosaic Company (MOS) which declined -6.42% on fears of lower fertilizer usage in the American Midwest due to unusual weather and flooding. Additionally, investors have become concerned about increased Chinese phosphate production and water drainage problems in some Mosaic Brazilian mines. Over the long-term, we believe an expanding global population with improving diets will require improved agricultural yields and thereby benefit MOS. Finally, Hanger, Inc. (HNGR) and Lazard Ltd. (LAZ), while positive this quarter, negatively impacted the portfolio by -0.52% and -0.43% consecutively.

VALUE’S WINTER

In 2018, Schroder Investment Management1 produced Figure 1 showing rolling 10-year performance of value versus growth dating back to 1926. As the chart shows, value has outperformed growth in almost every 10-year period for close to 100 years. The one exception was the 10-year period ending with the technology bubble in 2000. Even this unusually poor performance period for value was quickly followed by substantial outperformance following the dot-com crash of 2001 and 2002.

Then, beginning with the Global Financial Crisis in 2008, something changed—value has consistently underperformed growth.

Figure 1: Value has nearly always outperformed growth—until recently

Rolling 10-year annualized return of Fama-French Value Factor, %

Past performance is not a guide to future performance and may not be repeated.

Based on monthly returns of the US Fama/French HML (High Minus Low) Factor, HML is the return on the “high” portfolio minus the return on the “low” portfolio, where book to market is used as the value metric. Source: Kenneth French’s Data Library and Schroders. Data from 31 July 1926 to 29 December 2017.

800.292.7435	11

Figure 2 depicts the performance of the Russell 1000 Value Index versus the Russell 1000 Growth Index since Ariel Focus Fund’s inception in 2005. The growth index has returned +215% versus +84% for the value index, a 13,000 basis point differential! Value’s relative underperformance has been remarkably consistent with no one period accounting for the difference. Meanwhile, 2016 was the only year in the last ten when the value index outperformed growth.

Figure 2

Source: FactSet

In our view, there are two possible explanations for the recent underperformance of value versus growth. First, the internet changed everything. Tangible assets and past earnings, the two traditional methods of screening for value stocks, mean less today than in the past due to changes brought forth by the internet. Second, belief in value outperformance may have attracted disproportionate capital flows versus growth. Value may have become a crowded trade.

If value investing had an official motto it might be “The four most dangerous words are ‘this time is different.’” Value investing is based on experience, on what has happened in the past. Value stocks become value stocks because they have assets purchased with reinvested past profits; or trade at low multiples of those historical earnings. The key word is “historical.” A company cannot be a value stock by trading at a low multiple of its projected earnings five years from now, at least under the traditional definition of value investing. Companies with no track record but great prospects for the future are called growth stocks.

“…there are two possible explanations for the recent underperformance of value versus growth. First, the internet changed everything...Second, belief in value outperformance may have attracted disproportionate capital flows versus growth. Value may have become a crowded trade.”

Consider the retailing industry. Historically retailers had one thing in common—stores. Stores were made of something tangible like steel or brick. The stores were built with an auditable cost and appeared on a company’s balance sheet at that objective cost. A limiting factor for how much money a retailer could earn was how many stores it had as well as sales per square foot. Retailers reinvested earned profits into inventory, which was tangible and was carried on a company’s books at historical cost. A retailer whose stock was priced low relative to its hard assets and earnings was a value stock.

Then, the internet changed all of this. Amazon.com, Inc. (AMZN) did not need stores to sell things and carried almost no inventory. The company took orders, payment and tracked deliveries over the web. At the end of 2008, AMZN had a tangible book value of $4.85 per share. Today, its shares sell for over $1,900. The company did not need assets to displace brick and mortar retailers. Traditional measures of value (i.e. price-to-book and price-to-earnings) proved unhelpful in estimating the future earnings power of AMZN or its market share.

Furthermore, although Netflix, Inc. (NFLX) had almost no tangible assets, it used the internet to put Blockbuster out of business. Similarly, Facebook, Inc. (FB) had few assets compared to traditional media companies and famously

12	ARIELINVESTMENTS.COM

chose to forgo profits for most of its early existence. In industry after industry, the internet allowed companies without significant assets or track records of profitability to take market share from companies with vast balance sheets of property, plants and equipment, and decades of profits. No previous technological advancement made value metrics comparably less useful—not the automobile, not the telephone, not the computer, not the steam engine. Sure, cars put buggy whip companies out of business, but Henry Ford still needed plants and equipment.

“In industry after industry, the internet allowed companies without significant assets or track records of profitability to take market share from companies with vast balance sheets of property, plant and equipment, and decades of profits.”

The second theory for why value investing has underperformed growth is that value investing may have become “a crowded trade.” It is not overly simplistic to say that by the turn of the century, a majority of money managers had been trained to believe value always beat growth over any reasonable amount of time. Professors such as Eugene Fama at the University of Chicago showed the “anomaly” of value outperformance. Studies focused on different value factors such as price-to-book or price-to-earnings. All showed consistent outperformance of portfolios constructed with a value-bias.

This academic consensus may have produced an over allocation to value stocks, particularly when the dot.com crash in 2001 seemed to confirm the inherent dangers of growth investing. Many reputable growth funds closed or lost a substantial part of their assets. Even new forms of investing such as so-called “quant funds” seemed to consistently use the value “factor” as part of their investment screening. Everyone wanted to be a “value investor.”

At Ariel, we believe markets are remarkably efficient. While psychological tendencies such as overweighting the near term outlook can produce opportunities for patient investors, equity markets generally do an excellent job of incorporating all information into stock prices. It is possible that decade after decade of value’s outperformance brought increasing amounts of investment capital into companies trading at low multiples of book and past earnings, thereby bidding up prices of value stocks and reducing subsequent returns. Likewise, decades of growth underperformance may have chased capital away, producing a never before witnessed general undervaluation of companies without track records but with reasonable future prospects.

To succeed in this challenging environment for value, it will be more important than ever to anticipate the future. As the greatest value investor of them all, Warren Buffett, has said, “If past history was all there was to the (investment) game, the richest people would be librarians.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

[1]	Markowicz, Sean, “Schroders: Where’s the value in value investing?” Schroder Investment Management Limited, June 2018.

800.292.7435	13

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	26.90	27.54	19.13
Producer durables	19.07	7.45	10.15
Health care	16.31	14.61	14.09
Consumer discretionary	14.30	9.58	14.40
Energy	6.63	9.78	5.43
Technology	5.26	9.08	22.20
Materials & processing	4.23	4.30	2.83
Consumer staples	2.94	7.30	6.41
Utilities	0.00	10.28	5.38
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/19

	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Focus Fund–Investor Class	13.51	– 0.76	10.49	4.54	12.63	5.46
Ariel Focus Fund–Institutional Class+	13.54	– 0.52	10.76	4.80	12.83	5.60
Russell 1000® Value Index	11.93	5.67	10.45	7.72	14.52	7.25
S&P 500® Index	13.65	9.50	13.51	10.91	15.92	8.76

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18) [1]	Net	Gross
Investor Class	1.00%	1.20%
Institutional Class	0.75%	0.86%

Top ten equity holdings (% of net assets)

1.	Oracle Corp.	5.3	6.	Mosaic Co.	4.2
2.	Snap-on, Inc.	5.2	7.	CBS Corp., Class B	4.0
3.	Blackstone Group L.P.	5.0	8.	BorgWarner, Inc.	3.9
4.	Hanger, Inc.	4.9	9.	Western Union Co.	3.7
5.	Zimmer Biomet Holdings, Inc.	4.5	10.	Lazard Ltd., Class A	3.6

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]

Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2020. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 68.

14	ARIELINVESTMENTS.COM

STOCK TALK

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 3/31/19

	1Q19	1-year	3-year	5-year	Since inception*
Ariel Discovery Fund	+ 14.63%	– 8.47%	+ 3.94%	– 4.82%	+ 0.89%
Russell 2000® Value Index	+ 11.93	+ 0.17	+ 10.86	+ 5.59	+ 8.89
Russell 2000® Index	+ 14.58	+ 2.05	+ 12.92	+ 7.05	+ 10.18
S&P 500® Index	+ 13.65	+ 9.50	+ 13.51	+ 10.91	+ 12.51
*	The inception date for Ariel Discovery Fund is 01/31/11

2019 began on a positive note for Ariel Discovery Fund, both on an absolute and relative performance basis. And even after a strong first quarter bounce, our portfolios remain historically attractive, trading at discounts of well over 40% to fair value.

	Discount to PMV[1] 12/31/18	Q1 return	Discount to PMV 3/31/19
Ariel Discovery Fund	– 51.5%	+ 14.63%	– 44.4%

IF WE COULD OWN JUST ONE STOCK, WHAT WOULD IT BE?

Although we would never invest in this way, we have tackled this question annually since 2011. A detailed answer effectively illustrates our unique investment approach.

We search for companies trading at an entry point that we perceive as providing a “margin of safety.”* We seek protection in asset values, with an emphasis on pristine

*

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

800.292.7435	15

balance sheets. We want to be invested alongside talented and properly incentivized leadership, and we look to identify upside potential from underappreciated opportunities and/or overlooked assets.

RELOADING AN OLD FAVORITE

Five years ago Cowen, Inc. (COWN) was our favorite, and it is now our first holding to be named a second time. Due to a number of fundamental improvements detailed below, our estimate of intrinsic value has grown by +37.4% over that time–yet the stock price has fallen by -17.9%. No small or micro-cap company currently is a better fit for our deep value approach.

As we noted in 2014, COWN is clearly ignored and misunderstood. Followed by only two sell-side analysts, many investors continue to view it as a troubled, sub-scale investment bank and broker dealer. However, COWN was actually formed when Cowen Holdings, a struggling boutique investment bank, was purchased by then privately-held alternative asset manager Ramius LLC in 2009. The COWN brand remains, but top management comes primarily from Ramius.

“Upon discovering a deep value candidate, the first step in our research process is to study the corporate governance and insider ownership profile. Talented and properly incentivized leadership is crucial to realizing unrecognized value.”

Long-time readers know that upon discovering a deep value candidate, the first step in our research process is to study the corporate governance and insider ownership profile. Talented and properly incentivized leadership is crucial to realizing unrecognized value. Our 2014 case for COWN on this front was quite strong; we believe it has meaningfully improved in the last 15 months.

At year-end 2017 the CEO position transitioned from co-founder Peter Cohen to Jeff Solomon, an original Ramius executive who had turned around the investment bank and brokerage business before becoming President in 2014. Cohen’s long and distinguished investment banking career lent critical credibility as COWN and Ramius merged and transformed after the financial crisis. With that complete, however, Solomon has quickly moved to convert the mindset of the company to a more focused, return-on-capital mentality seeking to maximize shareholder returns.

Trading at just 59% of book value, 6.4 times trailing 2018 economic income, and just over 4 times expected 2019 Economic Operating Income, we view the stock as extraordinarily cheap. We believe the company’s complexity, particularly given its relatively small size, has led to it being ignored and misunderstood. Solomon’s drive for “simpler, fewer, deeper” provides a framework to make the company more profitable and sustainable for the long-term by driving Return on Capital Employed (ROCE)–while also providing more transparency to investors.

The key drivers of COWN’s business include:

Investment Banking

The one recognized strength of the old Cowen & Company was its healthcare banking franchise—a terrific area given the continuous need for growth capital by biotechs and others. COWN has continued to dominate here, but has also rapidly diversified through savvy acquisitions. Non-healthcare revenues grew from 28% to 38% in 2018, and pro-forma for the year-end purchase of advisory firm Quarton International would have been 44%.

Capital Markets

Again boosted by opportunistic acquisitions, COWN has been able to gain significant share in trading for active managers. The 2017 purchase of Convergex stands out, as COWN now has offerings to serve virtually all active managers regardless of trading style. COWN continues to take share and is actually thriving while many competitors lose money or give up on serving trading clients.

16	ARIELINVESTMENTS.COM

Asset Management

COWN has received little credit for this $10 billion+ AUM business. Solomon has taken steps to rectify that, paring non-performing lines and focusing on scalable, saleable strategies where the company has domain expertise—the “Cowen DNA”. These include:

•   Healthcare royalties

•   Merger arbitrage

•   Real Estate

•   Activist investing

Balance Sheet

Perhaps the most significant improvement under Solomon is a move to harmonize a robust balance sheet with COWN’s operating activities. An early move was to establish a capital allocation committee, resulting in capital being reallocated to higher margin and less volatile dealer and spread businesses such as securities finance. In addition, COWN has private investments currently valued at $126.9 million; we expect to see these monetized over time. Finally, the firm has typically been a savvy buyer of its own shares and likely will continue to do so.

Now built for the long haul, we view COWN as the most attractive stock in our universe. Increased diversification should generate profitability even in down cycles. The goal of mid-teens operating pre-tax ROCE in a normalized environment is very achievable. As the market sees further execution, a discount valuation well below book value will not last in our opinion. We see the stock’s value as more than twice the current share price of $16.71.

PORTFOLIO COMINGS AND GOINGS

We did not add any new holdings in the quarter. We sold out of Bristow Group, Inc. (BRS) and SeaChange

International (SEAC) as we lost confidence in each company’s ability to execute a turnaround.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley

Lead portfolio manager

IMPORTANT INFORMATION FOR SHAREHOLDERS OF ARIEL DISCOVERY FUND

Reorganization of Ariel Discovery Fund with and into Ariel Fund

On April 12, 2019, the Board of Trustees (the “Board”) of Ariel Investment Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of Ariel Discovery Fund with and into Ariel Fund, each a separate series of the Trust.

April 16, 2019 was the last day Ariel Discovery Fund purchases were accepted, except pursuant to existing Automatic Investment Programs and automatic dividend reinvestment arrangements.

The Reorganization is not subject to shareholder approval. Therefore, no action is required by Ariel Discovery Fund shareholders. In advance of the Reorganization, a combined information statement and prospectus that contains more information about the Reorganization will be mailed to shareholders of Ariel Discovery Fund. It is expected that the Reorganization will occur on or after June 21, 2019.

[1]	This represents a change in Ariel’s estimate of the portfolio holding’s private market value (PMV) and is not indicative of the portfolio holding’s performance.

800.292.7435	17

Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	Russell 2000 Index	S&P 500 Index
Technology	25.26	10.81	14.15	22.20
Financial services	22.86	40.72	24.87	19.13
Consumer discretionary	20.46	12.08	15.13	14.40
Health care	7.28	4.21	15.77	14.09
Producer durables	5.16	11.18	13.26	10.15
Materials & processing	5.11	5.17	6.07	2.83
Utilities	4.81	7.81	4.68	5.38
Energy	3.46	5.74	3.66	5.43
Consumer staples	0.00	2.21	2.35	6.41
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/19

	Quarter	1-year	3-year	5-year	Since inception
Ariel Discovery Fund–Investor Class	14.63	– 8.47	3.94	– 4.82	0.89
Ariel Discovery Fund–Institutional Class+	14.70	– 8.22	4.22	– 4.58	1.14
Russell 2000® Value Index	11.93	0.17	10.86	5.59	8.89
Russell 2000® Index	14.58	2.05	12.92	7.05	10.18
S&P 500® Index	13.65	9.50	13.51	10.91	12.51

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18) [1]	Net	Gross
Investor Class	1.25%	1.59%
Institutional Class	1.00%	1.15%

Top ten equity holdings (% of net assets)

1.	Century Casinos, Inc.	6.6	6.	First American Financial Corp.	4.7
2.	RealNetworks, Inc.	5.4	7.	Green Brick Partners, Inc.	4.6
3.	Kindred Biosciences, Inc.	5.3	8.	Telenav, Inc.	4.6
4.	ORBCOMM, Inc.	4.8	9.	Strattec Security Corp.	3.9
5.	Cowen Group, Inc., Class A	4.7	10.	Safeguard Scientifics, Inc.	3.9

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]

Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2020. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 68.

18	ARIELINVESTMENTS.COM

A VIEW FROM THE TOP

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 3/31/19

	1Q19	1-year	3-year	5-year	Since inception*
Ariel International Fund	+ 7.13%	– 4.67%	+ 3.26%	+ 2.09%	+ 5.67%
MSCI EAFE Net Index	+ 9.98	– 3.71	+ 7.27	+ 2.33	+ 6.94
MSCI ACWI ex-US Net Index	+ 10.31	– 4.22	+ 8.09	+ 2.57	+ 6.10
* The inception date for Ariel International Fund is 12/30/11.
Average annual total returns as of 3/31/19
	1Q19	1-year	3-year	5-year	Since inception*
Ariel Global Fund	+ 9.07%	+ 2.23%	+ 6.80%	+ 5.16%	+ 8.25%
MSCI ACWI Net Index	+ 12.18	+ 2.60	+ 10.67	+ 6.45	+ 9.81
*	The inception date for the Ariel Global Fund is 12/30/11.

A VIEW FROM THE TOP

In our view, the first three months of 2019 represented a classic “risk-on” rally with lower quality stocks and bonds outperforming their higher quality counterparts. Against this backdrop, it is not surprising that our “risk-aware” global and international portfolios would fall short of their benchmarks. More specifically, for the three months ending March 31, 2019, Ariel International Fund returned +7.13% versus +9.98% for the MSCI EAFE Index. Meanwhile, Ariel Global Fund earned +9.07% compared to +12.18% for the MSCI ACWI Index. Not surprisingly, we remain focused on steering our portfolios away from undue hazards and towards sound and sustainable bottom-up opportunities.

800.292.7435	19

As we navigate recent market volatility, we pay less attention to short-term twists and turns and more to the key factors that drive value over a full market cycle. In that vein, despite the recent stock market rebound, global equities are not selling at bull-market highs. In fact, the MSCI ACWI ex-US Index remains approximately -11% below its January 2018 peak in U.S. dollar terms. While the last 15 months do not represent a full market cycle, we are pleased our portfolios have outperformed since last year’s highs—a period characterized by a capricious combination of cresting returns, a year-end sell off as well as a first quarter rally. More specifically, from January 1, 2018 through March 31, 2019, Ariel International Fund declined -2.72% versus -4.17% for the MSCI EAFE Index. Meanwhile, Ariel Global Fund grew +1.99% compared to +1.29% for the MSCI ACWI Index.

“…we remain focused on steering our portfolios away from undue hazards and towards sound and sustainable bottom-up opportunities.”

It is worth noting, our near record low portfolio turnover underscores our patient, long-term approach during the volatile period. While other investors may have been tempted to reposition their portfolios for the diverging market environments of 2017, 2018 and early 2019, our focus on both the downside (what can go wrong), together with the upside (what can go right), resulted in portfolios that have held up better when declines and rallies are considered together.

We achieved this result principally through security selection, even though a more in-depth analysis of our performance reveals security selection and sector allocation were both positive contributors to our results. By consistently considering the risk/reward characteristics of individual companies across sectors, our bottom-up analysis leads us to either over- or underweight securities and sectors. For example, our tendency to avoid dicey financials actually resulted in the financial services sector adding the most value to our portfolios over the past 15 months. In our view, most bank business models remain unattractive in the context of low net interest margins, high capital requirements, elevated expenses, unsustainably low non-performing assets and a deteriorating corporate credit backdrop. And while the health care sector represented a slight overweight in our portfolios, our pharmaceutical holdings also significantly outperformed. On that point, Roche Holding AG’s leading oncology franchise together with a growing presence in neurology and hemophilia continued to drive shareholder value. New use cases for existing drugs and expansion into countries, like China, for existing compounds and new therapies are also benefitting shareholders. We believe the strength of Roche’s near term pipeline and longer term R&D capabilities remain largely underappreciated while concerns related to threats from biosimilars are exaggerated. Interestingly, Roche shares remain above 2018 highs and despite this fact, we still find the risk/reward compelling.

While Roche was a significant contributor, Telefonica Deutschland Holding, the dominant telecom provider in Germany, was a large detractor for the period on concerns related to a potential new entrant in the German market. Mobile operator, 1&1 Drillisch, is exploring a switch from being a “virtual operator” that rents network capacity, to building out its own cellular network—which would take many years to develop across Germany. We believe the competitive threat is misunderstood and as such, the market structure as well as Telefonica Deutschland’s strong competitive position is unlikely to change in the foreseeable future.

“As we navigate recent market volatility, we pay less attention to short-term twists and turns and more to the key factors that drive value over a full market cycle.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali

Portfolio manager

20	ARIELINVESTMENTS.COM

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index
Communication services	24.54	5.42	7.07
Health care	13.28	11.27	8.40
Consumer staples	13.04	11.84	9.93
Financials	8.71	18.91	21.62
Consumer discretionary	8.46	10.96	11.13
Energy	8.14	5.85	7.40
Information technology	7.80	6.33	8.28
Utilities	3.36	3.73	3.34
Industrials	2.91	14.36	11.71
Real estate	0.78	3.87	3.48
Materials	0.00	7.46	7.64
*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 03/31/19

	Quarter	1-year	3-year	5-year	Since inception
Ariel International Fund–Investor Class	7.13	– 4.67	3.26	2.09	5.67
Ariel International Fund–Institutional Class	7.28	– 4.39	3.54	2.34	5.92
MSCI EAFE Index (net)	9.98	– 3.71	7.27	2.33	6.94
MSCI ACWI ex-US Index (net)	10.31	– 4.22	8.09	2.57	6.10

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18) [1]	Net	Gross
Investor Class	1.13%	1.31%
Institutional Class	0.88%	0.93%

Top ten companies^ (% of net assets)

1.	Roche Holding AG	6.6	6.	Koninklijke Ahold Delhaize N.V.	4.5
2.	Deutsche Boerse AG	6.5	7.	Michelin (CGDE)	4.5
3.	GlaxoSmithKline plc	6.2	8.	Nintendo Co., Ltd.	4.1
4.	China Mobile Ltd.	5.9	9.	Philip Morris Intl, Inc.	3.7
5.	Gemalto N.V.	4.8	10.	NTT DOCOMO, Inc.	3.3

^	For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

Japan	18.90	China	8.33
Switzerland	10.26	United States	6.65
Netherlands	9.36	France	5.47
Germany	9.32	Spain	3.80
United Kingdom	9.13	Italy	3.47

[1]

Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2020. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 68.

800.292.7435	21

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index
Health care	22.10	11.66
Communication services	20.89	8.75
Information technology	14.19	15.67
Consumer staples	9.29	8.37
Financials	8.50	16.60
Energy	7.13	6.27
Consumer discretionary	5.86	10.76
Utilities	2.50	3.29
Industrials	2.31	10.45
Real estate	0.40	3.30
Materials	0.00	4.88
*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 03/31/19

	Quarter	1-year	3-year	5-year	Since inception
Ariel Global Fund–Investor Class	9.07	2.23	6.80	5.16	8.25
Ariel Global Fund–Institutional Class	9.16	2.46	7.06	5.42	8.52
MSCI ACWI Index (net)	12.18	2.60	10.67	6.45	9.81

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18) [1]	Net	Gross
Investor Class	1.13%	1.46%
Institutional Class	0.88%	0.98%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	9.8	6.	Philip Morris Intl, Inc.	5.1
2.	Roche Holding AG	6.4	7.	Baidu, Inc.	3.9
3.	China Mobile Ltd.	6.2	8.	Johnson & Johnson	3.8
4.	GlaxoSmithKline plc	5.8	9.	Berkshire Hathaway, Inc., Class B	3.5
5.	Gilead Sciences, Inc.	5.2	10.	Michelin (CGDE)	3.3

^	For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

United States	44.40	France	3.84
Japan	10.58	Germany	3.61
China	10.10	Finland	2.35
Switzerland	7.19	Spain	1.14
United Kingdom	6.75	Netherlands	0.89

[1]

Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2020. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 68.

22	ARIELINVESTMENTS.COM

Anixter International Inc. (NYSE: AXE)

2301 Patriot Boulevard

Glenview, IL 60026

224.521.8000 | Anixter.com

Founded in 1957, Anixter International Inc. (AXE) is a leading global distributor of electrical products used in communications, security, and power transmission. Customers outsource planning, procurement, delivery, installation, and technical support to Anixter. The company has the scale, supply chain capabilities, and reputation with customers to take advantage of key growth opportunities, such as the secular shifts to 5G communications and smart grid utilities infrastructure. Anixter’s share price declined last April after a large project the company had factored into its quarterly guidance was pushed into the following quarter. With economic activity decelerating, there is skepticism that Anixter can expand profit margins. This period of uncertainty has provided an opportunity to own this leading distributor at prices well below its intrinsic value.

TRANSITORY ISSUES CLOUD UNDERLYING PROGRESS

Since April 2018, when Anixter fell short of consensus expectations by inaccurately forecasting the timing of a large project, some investors have kept the company in the penalty box. Also, there is a new CEO, Bill Galvin, who took over from former CEO Bob Eck last year. Mr. Galvin has been with Anixter since 1984, most recently as President and COO, and we view his leadership favorably. Like many companies, Anixter has felt pressure on gross margins in the past year from increased freight and medical expenses, which it was initially slow to pass onto customers. Finally, there is skepticism that the company can achieve its long-term organic revenue growth targets. Our view is that Anixter is well-positioned for long-term trends in growth areas such as next generation wireless communications and smart grid infrastructure. In addition, Anixter is improving its training and data analytics, which should enable it to more efficiently assess and address customer needs.

THE DRIVE FOR OPERATIONAL EFFICIENCIES

Anixter has begun to implement a plan expected to generate annualized pre-tax savings of $40-$60M by 2023. Despite a potentially meaningful improvement to margins, the market reaction to the plan has been muted, perhaps because of the long delay between implementation and expected results. The benefits of Anixter’s investments, which began in 2018, will not even begin to register in the financials until 2020. However, we believe the savings goal is achievable because many of Anixter’s warehouses, branch locations, and support functions have not been modernized. Addressing these areas should drive operational efficiencies and improve profit margins. In our opinion, the patient investors should ultimately be rewarded with enhanced returns.

AN OPPORTUNITY FOR LONG-TERM INVESTORS

As a top provider for contracted electrical networking, security, and utilities projects, Anixter is well-positioned for large opportunities that provide a runway for growth. In its largest segment, Network & Security Solutions, the company should benefit as it helps distribute the equipment that enables 5G. In its Utility Power Solutions segment, Anixter will likely play a key role in the smart grid infrastructure investment utilities will need to make in the coming years. With solid working capital management and attention to costs, Anixter should be able increase its asset efficiency and free cash flow generation. Its shares are trading 34% below our assessment of its intrinsic value.

800.292.7435	23

CarMax, Inc. (NYSE: KMX)

12800 Tuckahoe Creek Parkway

Richmond, VA 23238

800.747.0422 | Carmax.com

Headquartered in Richmond, VA, CarMax is the largest used car retailer and one of the largest wholesale vehicle auctioneers in the US. Unlike some of its competitors, CarMax does not sell parts and repair services, which are typically profit drivers; however, its ability to offer financing compensates for this difference. The company began operations in 1993 as a subsidiary of now-defunct Circuit City, and was spun out of its parent as a publically traded entity in 2002. As of February 2019, the company maintains 203 stores, covering almost 75% of the country.

THE CUSTOMER EXPERIENCE

Historically, Ariel has had great success in investing in retailers that place an emphasis on the customer experience. In focusing on the customer experience, CarMax is known for its transparent no-haggle appraisal and selling process. CarMax salespeople earn commissions based on units sold, as opposed to unit profitability, aligning both party’s incentives and eliminating consumer distrust. The entirety of CarMax’s 56k+ used car inventory can also be viewed online and even shipped to a customer’s locale. Despite the simplicity of the model, many competitors have attempted to replicate it—and have failed.

NIMBLE WITH SIGNIFICANT SCALE

While CarMax’s customer experience substantiates its brand equity, we believe its scale represents the heart of its differentiation. Having retailed and appraised more than 12.5 million and 28.5 million vehicles, respectively, while also controlling the third largest wholesale auction house in the US, CarMax has access to a tremendous amount of data that cannot be purchased by competitors. The company has developed a proprietary technology system that provides real-time information about many aspects of store operations: inventory management, pricing, vehicle transfers, wholesale auctions, and sales consultant productivity. As a result CarMax can be nimble, adjusting to various supply/demand trends while pricing accordingly to meet its profitability targets and minimize inventory writedowns. In our view, this expertise, coupled with prudent capital allocation, allowed CarMax to remain profitable through the Great Recession and translates into excess profitability vis-à-vis its competition.

AN OMNICHANNEL APPROACH

Despite this moat, the market has been concerned with CarMax’s ability to maintain its revenue growth trajectory and profit targets in the face of intensifying competition. Digitally-native upstart companies like Carvana aim to disrupt the status quo by eliminating pain points in the buying process and are taking share from smaller incumbents. Like all good companies, CarMax is not standing still. Much like traditional brick and mortar retailers, CarMax is taking an omnichannel approach and investing behind capabilities that will allow consumers to buy a car how and when they choose. Unlike its brick and mortar peers that are undertaking massive capital campaigns, CarMax already has robust data and distribution capabilities which means much of the heavy lifting has been done. Ultimately, a customer will be able to test drive, purchase, and finance a car without ever visiting a CarMax store. Lastly, CarMax is also facing pressure from new car dealers as the difference between new and used car prices have narrowed. We view this as more of a cyclical issue and take comfort in the company’s solid track record of performing in difficult environments.

If preliminary results from CarMax’s first omnichannel market in Atlanta are any indicator, the future certainly looks bright for the company. The stock is up since this encouraging news was reported at the end of March and we believe there is further upside from here.

24	ARIELINVESTMENTS.COM

Zebra Technologies Corporation (NASDAQ: ZBRA)

Three Overlook Point

Lincolnshire, IL 60069

847.634.6700   |   Zebra.com

Founded in 1969, Zebra Technologies is a leading global supplier of asset tracking solutions. The company’s legacy business includes manufacturing thermal printers, which produce the barcodes used in managing global supply chains. Five years ago, Zebra acquired Motorola’s enterprise business, adding mobile computers, handheld scanners and cloud-based software to its offerings. Today its products are used by 95% of the Fortune 500 across industries such as retail, manufacturing, logistics and healthcare. Over the long-term, we believe there is no one better positioned to benefit from the growing secular demand for asset intelligence.

A TRANSFORMATIVE SUCCESS

When Zebra acquired Motorola’s business back in 2014, CEO Gustafsson seized an opportunity to transform the business into a next generation solutions provider. At the time, investors had several concerns—the integration risk, the financial risk and the recent lackluster results of the acquired business. In hindsight, however, the long-term reward has far surpassed those shorter-term concerns. The integration is now complete, the debt load has been cut in half and the acquired solutions are now the fastest growing. Today’s Zebra is so much more than a niche barcode printer business. Its solutions have evolved from tactical productivity tools to mission-critical enablers of operational strategies.

MORE THAN A JUST RETAIL STORY

More recently, investors have been overly focused on Zebra’s exposure to the retail industry. In 2016 for example, the stock price was cut in half as large brick-and-mortar retail customers responded to macroeconomic uncertainty by putting capital spending on hold. In our view not only was that view short-sighted—Zebra’s solutions are critical to creating a seamless omni-channel customer experience – but it ignored several other tailwinds that continue to propel the business today. For example, across all of its end markets, there are 10 million devices running Windows software that will no longer be supported by Microsoft in 2020. As the market-share leader in Android-based devices, Zebra is the beneficiary of that inevitable refresh. As another example, in healthcare, the number of nurses and physicians using mobile devices to administer patient care is expected to grow from 65% to 95% over the next 3 years. Zebra expects that part of the business, which has largely been ignored by investors, to be its fastest growing segment for the foreseeable future.

FREE CASH FLOW MACHINE

Zebra’s cash generating power has grown dramatically in recent years. This year, for example, the company expects to generate over $650 million in free cash flow. That growing cash hoard gives the company ample firepower to further accelerate growth. Its internal investment in research and development dwarfs its competitors—last year, the company released the most new products in its history. Acquisitions have been highly complementary and synergistic. And finally, with $1.5 billion in debt paid down since the acquisition and leverage below target levels, management is now free to look opportunistically at repurchasing its own stock.

A MARKET SHARE LEADER

At current levels, investors are finally starting to acknowledge Zebra’s broad-based secular growth prospects. Yet even at these levels, we still see several areas where we believe investors are underappreciating nascent growth opportunities. Zebra Technologies is a rare example of a market share leader in a growing industry trading at an attractive price. As of March 29, 2019, shares traded at $209.53, an 8% discount to our private market value of $228.78.

800.292.7435	25

Ariel Fund statistical summary	03/31/19 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 03/31/19	Low	High	2017 actual calendar	2018 actual calendar	Forward 12 months estimate	2017 actual P/E	2018 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group, Inc.	BRS	1.11	0.96	18.91	(4.90)	(2.65)	(3.94)	NM	NM	NM	40
MTS Systems Corp.	MTSC	54.46	38.42	57.00	3.03	3.01	3.32	18.0	18.1	16.4	973
U.S. Silica Holdings, Inc.	SLCA	17.36	9.30	34.34	1.77	1.57	1.11	9.8	11.1	15.6	1,270
Knowles Corp.	KN	17.63	10.95	18.32	0.49	0.71	0.84	36.0	24.8	21.0	1,590
MSG Networks, Inc.	MSGN	21.75	17.95	28.13	2.35	2.65	2.70	9.3	8.2	8.1	1,629
Anixter Intl, Inc.	AXE	56.11	50.05	80.10	5.16	5.83	6.34	10.9	9.6	8.9	1,900
Brady Corp.	BRC	46.41	35.95	48.62	1.85	2.03	2.57	25.1	22.9	18.1	2,443
Meredith Corp.	MDP	55.26	47.30	62.40	4.33	4.80	6.86	12.8	11.5	8.1	2,487
Simpson Manufacturing Co., Inc.	SSD	59.27	49.54	78.36	1.94	2.82	3.25	30.6	21.0	18.2	2,667
Adtalem Global Education, Inc.	ATGE	46.32	43.50	58.80	2.94	2.96	3.21	15.8	15.6	14.4	2,696
Kennametal, Inc.	KMT	36.75	30.32	45.10	2.23	3.00	3.41	16.5	12.3	10.8	3,019
TEGNA, Inc.	TGNA	14.10	10.00	15.58	1.15	1.94	1.50	12.3	7.3	9.4	3,042
Oaktree Capital Group LLC	OAK	49.65	38.65	49.75	3.97	2.63	3.40	12.5	18.9	14.6	3,558
Lazard Ltd.	LAZ	36.14	33.54	56.30	3.55	4.23	3.92	10.2	8.5	9.2	4,055
Mattel, Inc.	MAT	13.00	9.09	17.98	(3.07)	0.06	(0.01)	NM	NM	NM	4,489
Littelfuse, Inc.	LFUS	182.48	155.15	238.11	8.37	10.71	10.80	21.8	17.0	16.9	4,521
Janus Henderson Group plc	JHG	24.98	19.00	34.62	2.58	2.85	2.81	9.7	8.8	8.9	4,793
Stericycle, Inc.	SRCL	54.42	34.36	71.43	4.34	4.45	3.95	12.5	12.2	13.8	4,936
Affiliated Managers Group, Inc.	AMG	107.11	88.47	187.53	14.62	14.51	14.20	7.3	7.4	7.5	5,570
First American Financial Corp.	FAF	51.50	41.96	58.76	3.78	4.79	4.78	13.6	10.8	10.8	5,742
The Madison Square Garden Co.	MSG	293.13	236.78	330.00	0.08	2.64	2.47	NM	111.0	118.7	6,964
Charles River Laboratories Intl, Inc.	CRL	145.25	101.58	147.72	4.99	5.80	6.61	29.1	25.0	22.0	7,002
JLL	JLL	154.18	119.79	177.43	9.31	12.25	12.27	16.6	12.6	12.6	7,031
Fair Isaac Corp.	FICO	271.63	162.58	271.92	3.77	4.68	6.12	72.1	58.0	44.4	7,892
Interpublic Group of Cos., Inc.	IPG	21.01	19.61	25.77	1.46	1.86	1.92	14.4	11.3	10.9	8,059
Western Union Co.	WU	18.47	16.42	21.37	1.96	2.00	1.99	9.4	9.2	9.3	8,149
Nielsen Holdings plc	NLSN	23.67	20.53	34.86	1.94	1.83	1.74	12.2	12.9	13.6	8,409
Snap-on, Inc.	SNA	156.52	135.29	189.46	9.52	11.87	12.28	16.4	13.2	12.7	8,672
Bio-Rad Laboratories, Inc.	BIO	305.68	220.05	345.15	4.22	5.84	7.04	72.4	52.3	43.4	9,109
Mohawk Industries, Inc.	MHK	126.15	109.35	247.13	13.95	12.67	12.17	9.0	10.0	10.4	9,122
Zebra Technologies Corp.	ZBRA	209.53	130.79	219.39	6.92	10.23	11.91	30.3	20.5	17.6	11,288
Viacom, Inc.	VIAB	28.07	23.31	34.44	3.91	4.25	4.49	7.2	6.6	6.3	11,315
Masco Corp.	MAS	39.31	27.03	41.76	1.95	2.52	2.76	20.2	15.6	14.2	11,553
KKR & Co., Inc.	KKR	23.49	18.30	28.73	1.66	1.93	2.24	14.2	12.2	10.5	12,564
Molson Coors Brewing Co.	TAP	59.65	54.17	75.46	5.22	5.92	5.70	11.4	10.1	10.5	12,890
J.M. Smucker Co.	SJM	116.50	91.32	126.86	9.06	8.40	8.37	12.9	13.9	13.9	13,258
Laboratory Corp. of America Holdings	LH	152.98	119.38	190.36	9.60	11.02	11.27	15.9	13.9	13.6	15,130
Keysight Technologies, Inc.	KEYS	87.20	50.25	88.09	2.40	3.09	3.82	36.3	28.2	22.8	16,385
CBRE Group, Inc.	CBRE	49.45	37.45	51.46	2.73	3.28	3.69	18.1	15.1	13.4	16,660
Northern Trust Corp.	NTRS	90.41	75.96	115.61	4.74	7.07	6.82	19.1	12.8	13.3	19,801
Royal Caribbean Cruises Ltd.	RCL	114.62	89.48	133.60	7.53	8.87	9.97	15.2	12.9	11.5	23,958

Note: Holdings are as of March 31, 2019. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2019 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and March 31, 2019 stock price. NM=Not Meaningful.

26	ARIELINVESTMENTS.COM

Ariel Appreciation Fund statistical summary	03/31/19 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 03/31/19	Low	High	2017 actual calendar	2018 actual calendar	Forward 12 months estimate	2017 actual P/E	2018 actual P/E	Forward 12 months P/E	Market cap. ($MM)
U.S. Silica Holdings, Inc.	SLCA	17.36	9.30	34.34	1.77	1.57	1.11	9.8	11.1	15.6	1,270
Knowles Corp.	KN	17.63	10.95	18.32	0.49	0.71	0.84	36.0	24.8	21.0	1,590
MSG Networks, Inc.	MSGN	21.75	17.95	28.13	2.35	2.65	2.70	9.3	8.2	8.1	1,629
Houlihan Lokey, Inc.	HLI	45.85	34.32	53.20	1.89	2.96	3.03	24.3	15.5	15.1	3,000
Kennametal, Inc.	KMT	36.75	30.32	45.10	2.23	3.00	3.41	16.5	12.3	10.8	3,019
Lazard Ltd.	LAZ	36.14	33.54	56.30	3.55	4.23	3.92	10.2	8.5	9.2	4,055
Mattel, Inc.	MAT	13.00	9.09	17.98	(3.07)	0.06	(0.01)	NM	NM	NM	4,489
Littelfuse, Inc.	LFUS	182.48	155.15	238.11	8.37	10.71	10.80	21.8	17.0	16.9	4,521
Stericycle, Inc.	SRCL	54.42	34.36	71.43	4.34	4.45	3.95	12.5	12.2	13.8	4,936
First American Financial Corp.	FAF	51.50	41.96	58.76	3.78	4.79	4.78	13.6	10.8	10.8	5,742
BOK Financial Corp.	BOKF	81.55	69.96	106.65	5.29	7.27	7.19	15.4	11.2	11.3	5,882
The Madison Square Garden Co.	MSG	293.13	236.78	330.00	0.08	2.64	2.47	NM	111.0	118.7	6,964
Nordstrom, Inc.	JWN	44.38	42.54	67.75	2.67	3.86	3.86	16.6	11.5	11.5	6,994
Charles River Laboratories Intl, Inc.	CRL	145.25	101.58	147.72	4.99	5.80	6.61	29.1	25.0	22.0	7,002
JLL	JLL	154.18	119.79	177.43	9.31	12.25	12.27	16.6	12.6	12.6	7,031
BorgWarner, Inc.	BWA	38.41	32.46	54.35	2.08	4.53	4.29	18.5	8.5	9.0	7,998
Interpublic Group of Cos., Inc.	IPG	21.01	19.61	25.77	1.46	1.86	1.92	14.4	11.3	10.9	8,059
Nielsen Holdings plc	NLSN	23.67	20.53	34.86	1.94	1.83	1.74	12.2	12.9	13.6	8,409
Snap-on, Inc.	SNA	156.52	135.29	189.46	9.52	11.87	12.28	16.4	13.2	12.7	8,672
National Oilwell Varco	NOV	26.64	24.27	49.08	0.21	0.55	0.94	126.9	48.4	28.3	10,214
Viacom, Inc.	VIAB	28.07	23.31	34.44	3.91	4.25	4.49	7.2	6.6	6.3	11,315
CarMax, Inc.	KMX	69.80	55.24	81.67	3.60	4.79	5.14	19.4	14.6	13.6	11,690
KKR & Co., Inc.	KKR	23.49	18.30	28.73	1.66	1.93	2.24	14.2	12.2	10.5	12,564
Tiffany & Co.	TIF	105.55	73.04	141.64	4.13	5.17	4.99	25.6	20.4	21.2	12,824
Molson Coors Brewing Co.	TAP	59.65	54.17	75.46	5.22	5.92	5.70	11.4	10.1	10.5	12,890
J.M. Smucker Co.	SJM	116.50	91.32	126.86	9.06	8.40	8.37	12.9	13.9	13.9	13,258
Cardinal Health, Inc.	CAH	48.15	42.17	66.45	5.24	4.98	5.13	9.2	9.7	9.4	14,349
Laboratory Corp. of America Holdings	LH	152.98	119.38	190.36	9.60	11.02	11.27	15.9	13.9	13.6	15,130
Omnicom Group, Inc.	OMC	72.99	65.85	78.75	4.65	6.14	6.17	15.7	11.9	11.8	16,070
Keysight Technologies, Inc.	KEYS	87.20	50.25	88.09	2.40	3.09	3.82	36.3	28.2	22.8	16,385
CBRE Group, Inc.	CBRE	49.45	37.45	51.46	2.73	3.28	3.69	18.1	15.1	13.4	16,660
CBS Corp.	CBS	47.53	41.38	59.59	4.22	5.23	5.67	11.3	9.1	8.4	17,729
Northern Trust Corp.	NTRS	90.41	75.96	115.61	4.74	7.07	6.82	19.1	12.8	13.3	19,801
Stanley Black & Decker, Inc.	SWK	136.17	106.41	158.47	8.31	9.12	9.54	16.4	14.9	14.3	20,603
Willis Towers Watson plc	WLTW	175.65	134.50	187.91	8.51	9.73	10.77	20.6	18.1	16.3	22,645
Zimmer Biomet Holdings, Inc.	ZBH	127.70	96.99	134.55	8.03	7.64	7.96	15.9	16.7	16.0	26,051
Aflac, Inc.	AFL	50.00	41.45	50.66	3.66	4.36	4.31	13.7	11.5	11.6	37,764
Blackstone Group L.P.	BX	34.97	26.88	40.60	3.17	2.17	2.36	11.0	16.1	14.8	41,928
Progressive Corp.	PGR	72.09	56.71	73.78	2.68	4.76	5.13	26.9	15.1	14.1	42,101
Illinois Tool Works, Inc.	ITW	143.53	117.75	160.21	7.02	8.03	8.50	20.4	17.9	16.9	47,092
Thermo Fisher Scientific, Inc.	TMO	273.72	199.85	273.94	9.49	11.11	12.29	28.8	24.6	22.3	118,128

Note: Holdings are as of March 31, 2019. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2019 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and March 31, 2019 stock price. NM=Not Meaningful.

800.292.7435	27

Ariel Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Common stocks—92.65%	Value
	Consumer discretionary & services—27.51%
4,949,552	TEGNA, Inc.	$69,788,683
2,451,625	Viacom, Inc., Class B	68,817,114
2,935,984	MSG Networks, Inc.(a)	63,857,652
2,673,235	Nielsen Holdings plc	63,275,472
551,440	Royal Caribbean Cruises Ltd.	63,206,053
2,950,366	Interpublic Group of Cos., Inc.	61,987,190
474,604	Mohawk Industries, Inc.(a)	59,871,295
4,591,100	Mattel, Inc.(a)	59,684,300
1,070,881	Meredith Corp.	59,176,884
691,999	Adtalem Global Education, Inc.(a)	32,053,394
41,124	The Madison Square Garden Co., Class A(a)	12,054,678

		613,772,715

	Consumer staples—5.30%
697,845	J.M. Smucker Co.	81,298,943
619,500	Molson Coors Brewing Co.	36,953,175

		118,252,118

	Financial services—24.91%
3,856,139	KKR & Co., Inc.	90,580,705
2,156,403	Lazard Ltd., Class A	77,932,404
1,371,653	CBRE Group, Inc., Class A(a)	67,828,241
424,899	JLL	65,510,928
718,800	Northern Trust Corp.	64,986,708
1,163,188	First American Financial Corp.	59,904,182
329,300	Affiliated Managers Group, Inc.	35,271,323
1,159,249	Janus Henderson Group plc	28,958,040
577,023	Oaktree Capital Group LLC	28,649,192
1,238,554	Western Union Co.	22,876,092
48,963	Fair Isaac Corp.(a)	13,299,820

		555,797,635

	Health care—5.38%
304,600	Laboratory Corp. of America Holdings(a)	46,597,708
262,706	Charles River Laboratories Intl, Inc.(a)	38,158,046
115,381	Bio-Rad Laboratories, Inc.(a)	35,269,664

		120,025,418

	Materials & processing—7.39%
3,823,461	U.S. Silica Holdings, Inc.(b)	66,375,283
1,013,497	Simpson Manufacturing Co., Inc.	60,069,967
978,400	Masco Corp.	38,460,904

		164,906,154

	Producer durables—19.65%
403,700	Zebra Technologies Corp.(a)	84,587,261
1,344,400	Stericycle, Inc.(a)	73,162,248
1,857,741	Kennametal, Inc.	68,271,982
401,263	Snap-on, Inc.	62,805,685
639,685	Keysight Technologies, Inc.(a)	55,780,532
881,565	MTS Systems Corp.	48,010,030
535,828	Brady Corp., Class A	24,867,777
97,689	Littelfuse, Inc.	17,826,289
2,728,980	Bristow Group, Inc.(a)(b)	3,029,168

		438,340,972

28	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Common stocks—92.65%	Value
	Technology—2.51%
1,616,065	Knowles Corp.(a)	$28,491,226
488,742	Anixter Intl, Inc.(a)	27,423,313

		55,914,539

	Total common stocks (Cost $1,366,684,208)	2,067,009,551

Number of shares	Short-term investments—7.46%	Value
166,505,516	Northern Institutional Treasury Portfolio, 2.29%(c)	$166,505,516

	Total short-term investments (Cost $166,505,516)	166,505,516

	Total Investments—100.11% (Cost $1,533,189,724)	2,233,515,067
	Other Assets less Liabilities—(0.11)%	(2,557,809)

	Net Assets—100.00%	$2,230,957,258

(a)Non-income producing.

(b)Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at March 31, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	29

Ariel Appreciation Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Common stocks—97.28%	Value
	Consumer discretionary & services—23.52%
2,082,430	Interpublic Group of Cos., Inc.	$43,751,854
1,030,300	BorgWarner, Inc.	39,573,823
2,845,100	Mattel, Inc.(a)	36,986,300
674,600	CBS Corp., Class B	32,063,738
431,300	Omnicom Group, Inc.	31,480,587
1,306,324	Nielsen Holdings plc	30,920,689
1,414,437	MSG Networks, Inc.(a)	30,764,005
161,200	Tiffany & Co.	17,014,660
224,000	CarMax, Inc.(a)	15,635,200
50,366	The Madison Square Garden Co., Class A(a)	14,763,786
328,800	Nordstrom, Inc.	14,592,144
514,500	Viacom, Inc., Class B	14,442,015

		321,988,801

	Consumer staples—5.49%
508,875	J.M. Smucker Co.	59,283,938
265,800	Molson Coors Brewing Co.	15,854,970

		75,138,908

	Energy—0.89%
456,000	National Oilwell Varco	12,147,840

	Financial services—30.02%
624,100	Northern Trust Corp.	56,424,881
1,074,200	First American Financial Corp.	55,321,300
1,059,100	Aflac, Inc.	52,955,000
1,228,420	Lazard Ltd., Class A	44,395,099
590,900	Progressive Corp.	42,597,981
909,952	Houlihan Lokey, Inc.	41,721,299
483,089	BOK Financial Corp.	39,395,908
180,454	Willis Towers Watson plc	31,696,745
436,000	Blackstone Group L.P.	15,246,920
621,468	KKR & Co., Inc.	14,598,283
182,250	CBRE Group, Inc., Class A(a)	9,012,263
49,580	JLL	7,644,244

		411,009,923

	Health care—13.36%
420,500	Zimmer Biomet Holdings, Inc.	53,697,850
337,800	Laboratory Corp. of America Holdings(a)	51,676,644
568,500	Cardinal Health, Inc.	27,373,275
94,354	Thermo Fisher Scientific, Inc.	25,826,577
167,680	Charles River Laboratories Intl, Inc.(a)	24,355,520

		182,929,866

	Materials & processing—1.97%
1,557,580	U.S. Silica Holdings, Inc.	27,039,589

	Producer durables—20.83%
404,199	Stanley Black & Decker, Inc.	55,039,778
1,402,200	Kennametal, Inc.	51,530,850
511,615	Keysight Technologies, Inc.(a)	44,612,828
817,300	Stericycle, Inc.(a)	44,477,466
243,250	Illinois Tool Works, Inc.	34,913,672
209,700	Snap-on, Inc.	32,822,244
119,100	Littelfuse, Inc.	21,733,368

		285,130,206

30	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Common stocks—97.28%	Value
	Technology—1.20%
931,700	Knowles Corp.(a)	$16,425,871

	Total common stocks (Cost $833,866,682)	1,331,811,004

Number of shares	Short-term investments—2.57%	Value
35,208,831	Northern Institutional Treasury Portfolio, 2.29%(b)	$35,208,831

	Total short-term investments (Cost $35,208,831)	35,208,831

	Total Investments—99.85% (Cost $869,075,513)	1,367,019,835
	Other Assets less Liabilities—0.15%	1,986,503

	Net Assets—100.00%	$1,369,006,338

(a)Non-income producing.

(b)The rate presented is the rate in effect at March 31, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	31

Ariel Focus Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Common stocks—95.64%	Value
	Consumer discretionary & services—14.30%
47,600	CBS Corp., Class B	$2,262,428
56,600	BorgWarner, Inc.	2,174,006
61,900	Nielsen Holdings plc	1,465,173
50,600	Viacom, Inc., Class B	1,420,342
5,300	Mohawk Industries, Inc.(a)	668,595

		7,990,544

	Consumer staples—2.94%
14,100	J.M. Smucker Co.	1,642,650

	Energy—6.63%
18,500	Exxon Mobil Corp.	1,494,800
36,500	Apache Corp.	1,265,090
35,600	National Oilwell Varco	948,384

		3,708,274

	Financial services—26.90%
79,700	Blackstone Group L.P.	2,787,109
112,000	Western Union Co.	2,068,640
55,400	Lazard Ltd., Class A	2,002,156
9,800	Goldman Sachs Group, Inc.	1,881,502
79,900	KKR & Co., Inc.	1,876,851
30,500	First American Financial Corp.	1,570,750
19,900	Progressive Corp.	1,434,591
28,000	Bank of New York Mellon Corp.	1,412,040

		15,033,639

	Health care—16.31%
145,100	Hanger, Inc.(a)	2,764,155
19,700	Zimmer Biomet Holdings, Inc.	2,515,690
12,900	Laboratory Corp. of America Holdings(a)	1,973,442
13,300	Johnson & Johnson	1,859,207

		9,112,494

	Materials & processing—4.23%
86,600	Mosaic Co.	2,365,046

	Producer durables—19.07%
18,600	Snap-on, Inc.	2,911,272
6,456	Lockheed Martin Corp.	1,937,833
8,900	Zebra Technologies Corp.(a)	1,864,817
32,300	Stericycle, Inc.(a)	1,757,766
64,300	Team, Inc.(a)	1,125,250
7,800	Stanley Black & Decker, Inc.	1,062,126

		10,659,064

	Technology—5.26%
54,700	Oracle Corp.	2,937,937

	Total common stocks (Cost $45,107,644)	53,449,648

32	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Short-term investments—4.33%	Value
2,419,259	Northern Institutional Treasury Portfolio, 2.29%(b)	$2,419,259

	Total short-term investments (Cost $2,419,259)	2,419,259

	Total Investments—99.97% (Cost $47,526,903)	55,868,907
	Other Assets less Liabilities—0.03%	16,424

	Net Assets—100.00%	$55,885,331

(a)Non-income producing.

(b)The rate presented is the rate in effect at March 31, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	33

Ariel Discovery Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Common stocks—94.40%	Value
	Consumer discretionary & services—20.46%
162,942	Century Casinos, Inc.(a)	$1,476,255
117,092	Green Brick Partners, Inc.(a)	1,024,555
29,721	Strattec Security Corp.	873,203
53,000	Lakeland Industries, Inc.(a)	622,220
13,000	Movado Group, Inc.	472,940
3,974	Rosetta Stone, Inc.(a)	86,832

		4,556,005

	Energy—3.46%
143,949	Mitcham Industries, Inc.(a)	565,719
22,264	Gulf Island Fabrication, Inc.(a)	204,161

		769,880

	Financial services—22.86%
71,808	Cowen Group, Inc., Class A(a)	1,040,498
20,200	First American Financial Corp.	1,040,300
79,599	Safeguard Scientifics, Inc.(a)	863,649
40,545	Capital Southwest Corp.	853,067
32,718	Tejon Ranch Co.(a)	575,837
225,300	180 Degree Capital Corp.(a)	419,058
10,900	Jernigan Capital, Inc.	229,336
28,600	Atlas Financial Holdings, Inc.(a)	70,356

		5,092,101

	Health care—7.28%
129,022	Kindred Biosciences, Inc.(a)	1,183,132
75,628	Cumberland Pharmaceuticals, Inc.(a)	439,399

		1,622,531

	Materials & processing—5.11%
44,400	U.S. Silica Holdings, Inc.	770,784
217,354	Orion Energy Systems, Inc.(a)	192,467
68,800	Aspen Aerogels, Inc.(a)	175,440

		1,138,691

	Producer durables—5.16%
67,799	Perceptron, Inc.(a)	508,492
250,050	Ballantyne Strong, Inc.(a)	437,587
31,300	CPI Aerostructures, Inc.(a)	203,450

		1,149,529

	Technology—25.26%
385,523	RealNetworks, Inc.(a)	1,198,976
168,159	Telenav, Inc.(a)	1,020,725
106,769	GSI Technology, Inc.(a)	829,595
195,406	Alithya Group, Inc.(a)	613,575
86,223	PCTEL, Inc.(a)	431,977
21,115	AstroNova, Inc.	430,535
251,211	Synacor, Inc.(a)	394,401
12,900	Methode Electronics, Inc.	371,262
89,984	EMCORE Corp.(a)	328,442
35,210	GlassBridge Enterprises, Inc.(a)	5,193

		5,624,681

	Utilities—4.81%
157,851	ORBCOMM, Inc.(a)	1,070,230

	Total common stocks (Cost $22,253,264)	21,023,648

34	ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Short-term investments—6.35%	Value
1,414,935	Northern Institutional Treasury Portfolio, 2.29%(b)	$1,414,935

	Total short-term investments (Cost $1,414,935)	1,414,935

	Total Investments—100.75% (Cost $23,668,199)	22,438,583
	Other Assets less Liabilities—(0.75)%	(168,108)

	Net Assets—100.00%	$22,270,475

(a)Non-income producing.

(b)The rate presented is the rate in effect at March 31, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	35

Ariel International Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Common stocks—91.02%	Value
	Belgium—0.19%
12,577	Galapagos N.V.(a)	$1,465,847

	Canada—1.17%
190,920	IGM Financial, Inc.	4,911,759
64,108	Suncor Energy, Inc.	2,077,687
21,931	Magna International, Inc.	1,067,872
57,395	Hydro One Ltd.	891,623

		8,948,941

	China—8.33%
3,337,000	China Mobile Ltd.	34,007,860
113,643	Baidu, Inc. ADR(a)	18,734,049
214,714	China Mobile Ltd. ADR	10,948,267

		63,690,176

	Finland—2.91%
3,894,483	Nokia Corp. ADR	22,276,443

	France—5.47%
290,187	Michelin (CGDE)	34,309,521
41,057	Safran SA	5,630,308
15,548	Thales SA	1,861,824

		41,801,653

	Germany—9.32%
388,531	Deutsche Boerse AG	49,815,902
6,707,072	Telefonica Deutschland Holding	21,058,720
3,303	Beiersdorf AG	343,615

		71,218,237

	Hong Kong—0.45%
19,245,302	Li & Fung Ltd.	3,456,821

	Italy—3.47%
4,699,278	Snam SpA	24,137,811
98,989	Azimut Holdings SpA	1,682,270
120,175	Italgas SpA	741,974

		26,562,055

	Japan—18.90%
110,500	Nintendo Co., Ltd.	31,466,029
1,124,000	NTT DOCOMO, Inc.	24,862,276
522,800	Nippon Telegraph & Telephone Corp.	22,184,683
829,500	Japan Tobacco, Inc.	20,544,776
589,500	Subaru Corp.	13,417,069
71,100	Shimamura Co., Ltd.	6,011,071
42,700	Daito Trust Construction Co., Ltd.	5,944,789
1,929,200	Seven Bank Ltd.	5,692,036
129,200	Bridgestone Corp.	4,973,087
131,900	Mabuchi Motor Co., Ltd.	4,581,927
28,200	Secom Co., Ltd.	2,412,636
83,100	Ono Pharmaceutical Co., Ltd.	1,626,310
15,900	Askul Corp.	396,245
5,600	Toyota Motor Corp.	327,774

		144,440,708

36	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Common stocks—91.02%	Value
	Luxembourg—1.22%
183,833	Tenaris ADR	$5,193,282
75,158	RTL Group	4,105,823

		9,299,105

	Netherlands—9.36%
643,783	Gemalto N.V.(a)	36,815,901
1,305,908	Koninklijke Ahold Delhaize N.V.	34,754,808

		71,570,709

	Portugal—0.02%
10,363	Jeronimo Martins SGPS SA	152,865

	Singapore—0.26%
363,200	Singapore Exchange Ltd.	1,959,042

	Spain—3.80%
677,102	Endesa SA	17,271,921
417,640	Tecnicas Reunidas SA	11,744,986

		29,016,907

	Switzerland—10.26%
183,668	Roche Holding AG	50,604,384
41,418	Swisscom AG	20,256,657
24,175	Kuehne & Nagel Intl, AG	3,316,400
141,819	UBS AG(a)	1,719,061
8,416	Novartis AG	809,114
313	SGS SA	778,924
18,650	ams AG(a)	503,077
4,703	Nestle SA	448,220

		78,435,837

	United Arab Emirates—0.11%
4,048,694	Dubai Financial Market	812,780

	United Kingdom—9.13%
2,137,478	GlaxoSmithKline plc	44,454,250
184,233	Reckitt Benckiser Group plc	15,313,883
614,284	National Grid plc	6,807,032
61,264	GlaxoSmithKline plc ADR	2,560,223
225,744	Kingfisher plc	690,360

		69,825,748

	United States—6.65%
318,395	Philip Morris Intl, Inc.	28,142,934
76,780	EOG Resources, Inc.	7,307,920
44,960	Pioneer Natural Resources Co.	6,846,509
70,966	Core Laboratories N.V.	4,891,686
99,024	Fluor Corp.	3,644,083

		50,833,132

	Total common stocks (Cost $690,445,420)	695,767,006

800.292.7435	37

Ariel International Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Investment companies—0.99%	Value
	Exchange traded funds—0.99%
186,469	Vanguard FTSE Developed Markets ETF	$7,620,988

	Total Investment companies (Cost $7,038,480)	7,620,988

Number of shares	Short-term investments—5.22%	Value
39,890,477	Northern Institutional Treasury Portfolio, 2.29%(b)	$39,890,477

	Total short-term investments (Cost $39,890,477)	39,890,477

	Total Investments—97.23% (Cost $737,374,377)	743,278,471
	Cash, Foreign Currency, Other Assets less Liabilities—2.77%	21,150,798

	Net Assets—100.00%	$764,429,269

38	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	03/31/19 (UNAUDITED)

At March 31, 2019, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation
06/12/2019	UBS AG	NOK	10,100,533	EUR	1,021,694	$21,142
06/12/2019	UBS AG	SEK	23,530,425	EUR	2,217,036	42,415
06/12/2019	UBS AG	AUD	49,162,912	USD	34,681,386	275,216
06/12/2019	UBS AG	GBP	31,304,788	USD	40,869,309	54,744
06/12/2019	UBS AG	JPY	2,080,252,599	USD	18,863,953	14,630
06/12/2019	UBS AG	NOK	26,360,474	USD	3,019,205	45,869
06/12/2019	UBS AG	SEK	108,607,897	USD	11,586,224	160,734

Subtotal UBS AG						614,750

06/12/2019	Northern Trust	USD	13,966,281	EUR	12,329,535	48,537
06/12/2019	Northern Trust	SEK	47,494,861	USD	5,065,146	71,867
06/12/2019	Northern Trust	SGD	7,593,758	USD	5,599,518	11,521

Subtotal Northern Trust						131,925

06/12/2019	JPMorgan Chase	AUD	6,148,373	CAD	5,812,106	14,424
06/12/2019	JPMorgan Chase	JPY	1,097,518,361	CNH	66,915,731	8,788
06/12/2019	JPMorgan Chase	AUD	5,824,833	EUR	3,629,600	44,525
06/12/2019	JPMorgan Chase	JPY	842,620,221	EUR	6,742,348	36,044
06/12/2019	JPMorgan Chase	AUD	8,081,020	USD	5,702,776	43,121
06/12/2019	JPMorgan Chase	JPY	294,750,304	USD	2,671,093	3,807

Subtotal JPMorgan Chase						150,709

Subtotal - Open forward currency contracts with unrealized appreciation						$897,384

Open forward currency contracts with unrealized depreciation
06/12/2019	UBS AG	EUR	492,599	CNH	3,756,000	(2,519)
06/12/2019	UBS AG	GBP	2,136,047	CNH	18,777,564	(91)
06/12/2019	UBS AG	USD	29,750,967	CNH	200,290,946	(35,218)

Subtotal UBS AG						(37,828)

06/12/2019	Northern Trust	USD	1,537,502	CAD	2,056,682	(4,377)
06/12/2019	Northern Trust	USD	9,345,099	CNH	62,894,383	(8,214)

Subtotal Northern Trust						(12,591)

06/12/2019	JPMorgan Chase	GBP	854,678	CAD	1,496,703	(4,765)
06/12/2019	JPMorgan Chase	USD	2,167,512	CAD	2,902,986	(8,834)
06/12/2019	JPMorgan Chase	AUD	1,845,118	CHF	1,301,000	(3,824)

Subtotal JPMorgan Chase						(17,423)

Subtotal - Open forward currency contracts with unrealized depreciation						$(67,842)

Net unrealized appreciation (depreciation) on forward currency contracts						$829,542

(a)Non-income producing.

(b)The rate presented is the rate in effect at March 31, 2019.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	39

Ariel Global Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Common stocks—93.17%	Value
	Canada—0.59%
14,959	IGM Financial, Inc.	$384,847
10,348	Suncor Energy, Inc.	335,370

		720,217

	Chile—0.09%
3,473	Banco Santander-Chile ADR	103,322

	China—10.10%
521,500	China Mobile Ltd.	5,314,684
28,752	Baidu, Inc. ADR(a)	4,739,767
44,218	China Mobile Ltd. ADR	2,254,676

		12,309,127

	Finland—2.35%
500,801	Nokia Corp. ADR	2,864,582

	France—3.84%
34,360	Michelin (CGDE)	4,062,467
4,513	Safran SA	618,885

		4,681,352

	Germany—3.61%
27,811	Deutsche Boerse AG	3,565,816
266,146	Telefonica Deutschland Holding	835,639

		4,401,455

	Hong Kong—0.09%
624,000	Li & Fung Ltd.	112,082

	Italy—0.52%
122,583	Snam SpA	629,647

	Japan—10.58%
11,050	Nintendo Co., Ltd.	3,146,603
128,100	NTT DOCOMO, Inc.	2,833,503
52,300	Nippon Telegraph & Telephone Corp.	2,219,317
81,800	Japan Tobacco, Inc.	2,025,995
77,700	Subaru Corp.	1,768,458
3,500	Daito Trust Construction Co., Ltd.	487,278
2,700	Secom Co., Ltd.	230,997
4,700	Bridgestone Corp.	180,909

		12,893,060

	Mexico—0.48%
139,586	Wal-Mart de Mexico SAB de CV	373,375
31,381	Banco Santander-Mexico SA ADR	212,449

		585,824

	Netherlands—0.89%
40,818	Koninklijke Ahold Delhaize N.V.	1,086,311

	Spain—1.14%
54,471	Endesa SA	1,389,479

	Switzerland—7.19%
28,287	Roche Holding AG	7,793,662
1,741	Swisscom AG	851,486
539	Kuehne & Nagel Intl, AG	73,942
1,532	ams AG(a)	41,325

		8,760,415

40	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	03/31/19 (UNAUDITED)

Number of shares	Common stocks—93.17%	Value
	Thailand—0.55%
112,000	Kasikornbank PCL	$662,174

	United Kingdom—6.75%
235,230	GlaxoSmithKline plc	4,892,202
53,298	GlaxoSmithKline plc ADR	2,227,323
67,184	National Grid plc	744,482
4,368	Reckitt Benckiser Group plc	363,079

		8,227,086

	United States—44.40%
100,765	Microsoft Corp.	11,884,224
97,302	Gilead Sciences, Inc.	6,325,603
70,154	Philip Morris Intl, Inc.	6,200,912
32,864	Johnson & Johnson	4,594,059
21,472	Berkshire Hathaway, Inc., Class B(a)	4,313,510
55,123	Verizon Communications, Inc.	3,259,423
71,664	Schlumberger Ltd.	3,122,400
32,335	Amdocs Ltd.	1,749,647
10,217	Pioneer Natural Resources Co.	1,555,845
40,132	Fluor Corp.	1,476,858
13,660	EOG Resources, Inc.	1,300,159
5,237	Costco Wholesale Corp.	1,268,087
18,124	Occidental Petroleum Corp.	1,199,809
12,202	Quest Diagnostics, Inc.	1,097,204
17,692	Southern Co.	914,323
25,009	Tapestry, Inc.	812,542
14,880	U.S. Bancorp	717,067
11,271	QUALCOMM, Inc.	642,785
7,851	Core Laboratories N.V.	541,169
5,215	Intercontinental Exchange, Inc.	397,070
108,080	Acacia Research Corp.(a)	352,341
3,317	Foot Locker, Inc.	201,010
1,962	Acacia Communications, Inc.(a)	112,521
787	Expeditors International of Washington, Inc.	59,733

		54,098,301

	Total common stocks (Cost $101,495,762)	113,524,434

Number of shares	Short-term investments—4.04%	Value
4,925,038	Northern Institutional Treasury Portfolio, 2.29%(b)	$4,925,038

	Total short-term investments (Cost $4,925,038)	4,925,038

	Total Investments—97.21% (Cost $106,420,800)	118,449,472
	Cash, Foreign Currency, Other Assets less Liabilities—2.79%	3,398,762

	Net Assets—100.00%	$121,848,234

800.292.7435	41

Ariel Global Fund schedule of investments	03/31/19 (UNAUDITED)

At March 31, 2019, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation
06/12/2019	UBS AG	CAD	1,155,091	EUR	761,334	$6,558
06/12/2019	UBS AG	NOK	1,834,686	EUR	185,583	3,840
06/12/2019	UBS AG	SEK	5,089,558	EUR	479,538	9,174
06/12/2019	UBS AG	USD	3,461,832	EUR	3,056,886	11,178
06/12/2019	UBS AG	EUR	585,182	GBP	501,682	4,724
06/12/2019	UBS AG	AUD	620,536	USD	437,750	3,474
06/12/2019	UBS AG	CAD	1,710,647	USD	1,276,771	5,688
06/12/2019	UBS AG	SEK	2,393,658	USD	255,354	3,543

Subtotal UBS AG						48,179

06/12/2019	Northern Trust	AUD	351,577	GBP	190,026	1,567
06/12/2019	Northern Trust	SEK	2,264,643	GBP	185,007	3,087
06/12/2019	Northern Trust	USD	427,380	GBP	321,420	7,195
06/12/2019	Northern Trust	SGD	739,589	USD	545,361	1,122

Subtotal Northern Trust						12,971

06/12/2019	JPMorgan Chase	JPY	150,023,470	CNH	9,146,936	1,201
06/12/2019	JPMorgan Chase	AUD	1,675,017	EUR	1,043,745	12,804
06/12/2019	JPMorgan Chase	JPY	73,515,694	EUR	588,039	3,379

Subtotal JPMorgan Chase						17,384

Subtotal - Open forward currency contracts with unrealized appreciation						$78,534

Open forward currency contracts with unrealized depreciation
06/12/2019	UBS AG	EUR	275,355	CNH	2,099,545	$(1,408)
06/12/2019	UBS AG	USD	5,381,906	CNH	36,232,334	(6,371)
06/12/2019	UBS AG	USD	971,122	JPY	107,100,261	(828)

Subtotal UBS						(8,607)

06/12/2019	Northern Trust	USD	906,220	CHF	904,938	(8,991)

Subtotal Northern Trust						(8,991)

06/12/2019	JPMorgan Chase	AUD	486,453	CHF	343,000	(1,008)
06/12/2019	JPMorgan Chase	CAD	546,635	CHF	407,753	(2,574)

Subtotal JPMorgan Chase						(3,582)

Subtotal - Open forward currency contracts with unrealized depreciation						$(21,180)

Net unrealized appreciation (depreciation) on forward currency contracts						$57,354

(a)Non-income producing.

(b)The rate presented is the rate in effect at March 31, 2019.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

42	ARIELINVESTMENTS.COM

Statements of assets & liabilities	03/31/19 (UNAUDITED)

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,262,834,074, $833,866,682, $45,107,644 and $22,253,264, respectively)	$1,997,605,100		$1,331,811,004	$53,449,648	$21,023,648
Investments in affiliated issuers, at value (cost $103,850,134)	69,404,451	(a)	—	—	—
Short-term investments, at value (cost $166,505,516, $35,208,831, $2,419,259 and $1,414,935, respectively)	166,505,516		35,208,831	2,419,259	1,414,935
Dividends and interest receivable	2,392,278		1,832,248	26,703	10,071
Receivable for fund shares sold	928,663		1,014,939	9,259	150
Receivable for securities sold	286,999		—	—	—
Prepaid and other assets	85,750		58,873	16,869	16,840

Total assets	2,237,208,757		1,369,925,895	55,921,738	22,465,644

Liabilities:
Payable for securities purchased	4,864,866		—	—	161,041
Payable for fund shares redeemed	898,059		557,656	3,032	752
Other liabilities	488,574		361,901	33,375	33,376

Total liabilities	6,251,499		919,557	36,407	195,169

Net assets	$2,230,957,258		$1,369,006,338	$55,885,331	$22,270,475

Net assets consist of:
Paid-in capital	$1,501,104,697		$850,847,049	$48,561,563	$29,186,683
Distributable earnings	729,852,561		518,159,289	7,323,768	(6,916,208)

Net assets	$2,230,957,258		$1,369,006,338	$55,885,331	$22,270,475

Investor class shares:
Net assets	$1,404,434,057		$1,074,376,498	$40,692,933	$6,531,681
Shares outstanding (no par value, unlimited authorized)	21,591,717		24,073,130	3,229,392	694,610
Net asset value, offering and redemption price per share	$65.05		$44.63	$12.60	$9.40

Institutional class shares:
Net assets	$826,523,201		$294,629,840	$15,192,398	$15,738,794
Shares outstanding (no par value, unlimited authorized)	12,698,891		6,594,573	1,207,339	1,639,228
Net asset value, offering and redemption price per share	$65.09		$44.68	$12.58	$9.60

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

800.292.7435	43

Statements of assets & liabilities	03/31/19 (UNAUDITED)

	Ariel International Fund	Ariel Global Fund
Assets:
Investments in unaffiliated issuers, at value (cost $697,483,900 and $101,495,762, respectively)	$703,387,994	$113,524,434
Short-term investments, at value (cost $39,890,477 and $4,925,038, respectively)	39,890,477	4,925,038
Foreign currencies (cost $15,769,117 and $2,461,479, respectively)	15,590,409	2,437,683
Dividends and interest receivable	3,136,429	455,418
Receivable for dividend reclaims	1,748,639	310,706
Receivable for fund shares sold	76,936	186,659
Unrealized appreciation on forward currency contracts	897,384	78,534
Prepaid and other assets	37,670	21,449

Total assets	764,765,938	121,939,921

Liabilities:
Payable for fund shares redeemed	116,885	20,470
Unrealized depreciation on forward currency contracts	67,842	21,180
Other liabilities	151,942	50,037

Total liabilities	336,669	91,687

Net assets	$764,429,269	$121,848,234

Net assets consist of:
Paid-in capital	$758,753,678	$108,434,306
Distributable earnings	5,675,591	13,413,928

Net assets	$764,429,269	$121,848,234

Investor class shares:
Net assets	$40,267,882	$13,854,246
Shares outstanding (no par value, unlimited authorized)	3,011,416	900,286
Net asset value, offering and redemption price per share	$13.37	$15.39

Institutional class shares:
Net assets	$724,161,387	$107,993,988
Shares outstanding (no par value, unlimited authorized)	55,239,114	7,251,285
Net asset value, offering and redemption price per share	$13.11	$14.89

The accompanying notes are an integral part of the financial statements.

44	ARIELINVESTMENTS.COM

Statements of operations	SIX MONTHS ENDED 03/31/19 (UNAUDITED)

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Investment income:
Dividends
Unaffiliated issuers	$19,342,931		$16,056,372	$675,941	$113,090
Affiliated issuers	1,030,614	(a)	—	—	—
Interest	484,686		186,719	10,866	8,534

Total investment income	20,858,231		16,243,091	686,807	121,624

Expenses:
Management fees	6,035,951		4,855,506	181,257	104,749
Distribution fees (Investor Class)	1,745,595		1,418,768	48,928	8,493
Shareholder service fees
Investor Class	659,281		578,307	11,981	1,672
Institutional Class	223,555		72,796	1,997	8,820
Transfer agent fees and expenses
Investor Class	153,773		126,982	11,862	4,095
Institutional Class	36,146		14,709	2,752	3,184
Printing and postage expenses
Investor Class	192,079		172,222	9,337	6,696
Institutional Class	22,182		11,600	1,702	2,197
Trustees’ fees and expenses	210,082		145,680	5,971	2,912
Professional fees	83,190		62,587	14,946	14,150
Custody fees and expenses	15,522		11,462	2,409	3,832
Federal and state registration fees	28,671		25,431	16,984	17,203
Interest expense	—		—	825	1,119
Miscellaneous expenses	96,659		69,977	6,349	5,085

Total expenses before reimbursements	9,502,686		7,566,027	317,300	184,207
Expense reimbursements	—		—	(59,227)	(44,776)

Net expenses	9,502,686		7,566,027	258,073	139,431

Net investment income (loss)	11,355,545		8,677,064	428,734	(17,807)

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	96,900,405		36,922,158	(590,206)	(4,999,186)
Affiliated issuers	(7,679,851)	(a)	—	—	—
Change in net unrealized appreciation (depreciation) on investments
Unaffiliated issuers	(176,090,415)		(116,201,842)	(6,269,323)	1,132,491
Affiliated issuers	(31,978,076)	(a)	—	—	—

Net gain (loss) on investments	(118,847,937)		(79,279,684)	(6,859,529)	(3,866,695)

Net increase (decrease) in net assets resulting from operations	$(107,492,392)		$(70,602,620)	$(6,430,795)	$(3,884,502)

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

800.292.7435	45

Statements of operations	SIX MONTHS ENDED 03/31/19 (UNAUDITED)

	Ariel International Fund		Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$7,176,799	(a)	$1,463,976	(a)
Interest	437,542		32,997

Total investment income	7,614,341		1,496,973

Expenses:
Management fees	2,751,762		467,036
Distribution fees (Investor Class)	55,335		16,990
Shareholder service fees
Investor Class	30,850		7,329
Institutional Class	71,478		8,949
Transfer agent fees and expenses
Investor Class	5,031		4,437
Institutional Class	31,767		6,247
Printing and postage expenses
Investor Class	13,000		2,398
Institutional Class	6,809		5,433
Trustees’ fees and expenses	64,859		11,981
Professional fees	35,066		17,664
Custody fees and expenses	77,279		12,949
Administration fees	25,272		9,201
Fund accounting fees	16,806		6,079
Federal and state registration fees	24,683		16,704
Miscellaneous expenses	30,956		8,898

Total expenses before reimbursements	3,240,953		602,295
Expense reimbursements	(158,649)		(71,562)

Net expenses	3,082,304		530,733

Net investment income	4,532,037		966,240

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(1,955,234)		1,367,211
Translation of assets and liabilities in foreign currencies	(1,279,434)		40,921
Forward currency contracts	(1,625,820)		(2,707)

Total	(4,860,488)		1,405,425

Change in net unrealized appreciation (depreciation) on:
Investments	(16,875,237)		(7,252,988)
Translation of assets and liabilities in foreign currencies	(102,468)		(15,017)
Forward currency contracts	718,935		(43,200)

Total	(16,258,770)		(7,311,205)

Net gain (loss) on investments	(21,119,258)		(5,905,780)

Net increase (decrease) in net assets resulting from operations	$(16,587,221)		$(4,939,540)

(a)Net of $737,506 and $84,220 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

46	ARIELINVESTMENTS.COM

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Operations:
Net investment income (loss)	$11,355,545	$18,689,511	$8,677,064	$12,839,738
Net realized gain (loss) on investments	89,220,554	160,694,755	36,922,158	98,948,409
Change in net unrealized appreciation (depreciation) on investments	(208,068,491)	127,716,480	(116,201,842)	46,807,899

Net increase (decrease) in net assets from operations	(107,492,392)	307,100,746	(70,602,620)	158,596,046

Distributions to shareholders:
Investor Class	(121,436,612)	(97,765,583)	(74,863,766)	(166,302,170)
Institutional Class	(55,975,419)	(39,204,031)	(15,836,105)	(27,307,449)

Total distributions	(177,412,031)	(136,969,614)	(90,699,871)	(193,609,619)

Share transactions:
Shares issued
Investor Class	60,159,942	118,095,203	31,913,291	76,372,529
Institutional Class	230,145,434	178,087,999	75,270,159	79,575,993
Shares issued in reinvestment of dividends and distributions
Investor Class	119,065,017	95,563,160	73,152,298	161,524,331
Institutional Class	55,435,521	39,199,823	15,069,678	26,968,196
Shares redeemed
Investor Class	(159,469,809)	(293,184,226)	(216,731,051)	(334,944,049)
Institutional Class	(50,683,696)	(183,301,159)	(38,039,933)	(83,069,527)

Net increase (decrease) from share transactions	254,652,409	(45,539,200)	(59,365,558)	(73,572,527)

Total increase (decrease) in net assets	(30,252,014)	124,591,932	(220,668,049)	(108,586,100)

Net assets:
Beginning of period	2,261,209,272	2,136,617,340	1,589,674,387	1,698,260,487

End of period	$2,230,957,258	$2,261,209,272	$1,369,006,338	$1,589,674,387

Capital share transactions:
Investor shares
Shares sold	946,806	1,638,992	741,676	1,564,067
Shares issued to holders in reinvestment of dividends	1,897,547	1,406,015	1,696,245	3,495,154
Shares redeemed	(2,543,670)	(4,076,571)	(5,081,938)	(6,836,682)

Net increase (decrease)	300,683	(1,031,564)	(2,644,017)	(1,777,461)

Institutional shares
Shares sold	3,620,172	2,429,182	1,715,675	1,640,948
Shares issued to holders in reinvestment of dividends	886,283	574,380	351,123	580,608
Shares redeemed	(810,882)	(2,572,549)	(867,722)	(1,672,406)

Net increase (decrease)	3,695,573	431,013	1,199,076	549,150

The accompanying notes are an integral part of the financial statements.

800.292.7435	47

Statements of changes in net assets

	Ariel Focus Fund		Ariel Discovery Fund
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Operations:
Net investment income (loss)	$428,734	$640,997	$(17,807)	$(100,214)
Net realized gain (loss) on investments	(590,206)	3,388,472	(4,999,186)	2,678,906
Change in net unrealized appreciation (depreciation) on investments	(6,269,323)	3,900,666	1,132,491	(2,576,133)

Net increase (decrease) in net assets from operations	(6,430,795)	7,930,135	(3,884,502)	2,559

Distributions to shareholders:
Investor Class	(2,567,313)	(2,340,162)	—	—
Institutional Class	(1,252,679)	(847,813)	—	—

Total distributions	(3,819,992)	(3,187,975)	—	—

Share transactions:
Shares issued
Investor Class	5,665,480	4,579,012	2,431,049	1,176,053
Institutional Class	1,103,708	5,698,123	609,203	426,614
Shares issued in reinvestment of dividends and distributions
Investor Class	2,250,259	2,042,891	—	—
Institutional Class	1,186,707	847,152	—	—
Shares redeemed
Investor Class	(5,601,112)	(5,575,574)	(2,609,877)	(2,129,282)
Institutional Class	(4,361,969)	(1,426,038)	(7,270,232)	(7,628,050)

Net increase (decrease) from share transactions	243,073	6,165,566	(6,839,857)	(8,154,665)

Total increase (decrease) in net assets	(10,007,714)	10,907,726	(10,724,359)	(8,152,106)

Net assets:
Beginning of period	65,893,045	54,985,319	32,994,834	41,146,940

End of period	$55,885,331	$65,893,045	$22,270,475	$32,994,834

Capital share transactions:
Investor shares
Shares sold	454,966	325,876	261,500	107,274
Shares issued to holders in reinvestment of dividends	179,404	155,593	—	—
Shares redeemed	(448,319)	(399,626)	(276,664)	(191,250)

Net increase (decrease)	186,051	81,843	(15,164)	(83,976)

Institutional shares
Shares sold	88,111	403,349	63,154	38,590
Shares issued to holders in reinvestment of dividends	94,584	64,530	—	—
Shares redeemed	(392,057)	(101,431)	(761,280)	(693,895)

Net increase (decrease)	(209,362)	366,448	(698,126)	(655,305)

The accompanying notes are an integral part of the financial statements.

48	ARIELINVESTMENTS.COM

Statements of changes in net assets

	Ariel International Fund		Ariel Global Fund
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Operations:
Net investment income (loss)	$4,532,037	$13,984,624	$966,240	$2,171,263
Net realized gain (loss) on investments, foreign currency translations and forward currency contracts	(4,860,488)	(5,544,408)	1,405,425	933,474
Change in net unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(16,258,770)	(8,770,170)	(7,311,205)	5,738,826

Net increase (decrease) in net assets from operations	(16,587,221)	(329,954)	(4,939,540)	8,843,563

Distributions to shareholders:
Investor Class	(493,805)	(1,220,540)	(427,827)	(509,485)
Institutional Class	(9,261,318)	(11,314,418)	(3,493,124)	(4,359,578)

Total distributions	(9,755,123)	(12,534,958)	(3,920,951)	(4,869,063)

Share transactions:
Shares issued
Investor Class	2,533,350	14,651,780	1,236,426	4,033,852
Institutional Class	194,805,194	218,028,592	10,473,930	34,139,114
Shares issued in reinvestment of dividends and distributions
Investor Class	471,981	1,194,345	372,292	426,167
Institutional Class	8,975,997	11,298,755	3,433,255	4,340,818
Shares redeemed
Investor Class	(14,619,093)	(30,975,927)	(1,570,156)	(1,560,264)
Institutional Class	(75,581,604)	(29,103,180)	(17,643,670)	(12,304,473)

Net increase (decrease) from share transactions	116,585,825	185,094,365	(3,697,923)	29,075,214

Total increase (decrease) in net assets	90,243,481	172,229,453	(12,558,414)	33,049,714

Net assets:
Beginning of period	674,185,788	501,956,335	134,406,648	101,356,934

End of period	$764,429,269	$674,185,788	$121,848,234	$134,406,648

Capital share transactions:
Investor shares
Shares sold	192,789	1,040,244	80,812	254,104
Shares issued to holders in reinvestment of dividends	37,752	86,736	25,726	27,870
Shares redeemed	(1,112,702)	(2,197,528)	(104,102)	(98,115)

Net increase (decrease)	(882,161)	(1,070,548)	2,436	183,859

Institutional shares
Shares sold	15,064,685	15,786,581	706,245	2,212,090
Shares issued to holders in reinvestment of dividends	735,258	833,318	245,457	292,835
Shares redeemed	(5,891,656)	(2,120,834)	(1,184,363)	(796,101)

Net increase (decrease)	9,908,287	14,499,065	(232,661)	1,708,824

The accompanying notes are an integral part of the financial statements.

800.292.7435	49

Financial highlights For a share outstanding throughout each period

		Year ended September 30

Ariel Fund (Investor Class)	Six months ended March 31, 2019 (Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$74.58	$69.11	$63.74	$63.93	$75.33	$65.57
Income from investment operations:
Net investment income (loss)	0.29	0.57	0.52	0.62	0.50	0.67
Net realized and unrealized gain (loss) on investments	(4.09)	9.31	9.07	8.86	(2.07)	9.50

Total from investment operations	(3.80)	9.88	9.59	9.48	(1.57)	10.17

Distributions to shareholders:
Dividends from net investment income	(0.59)	(0.48)	(0.18)	(0.41)	(0.40)	(0.41)
Distributions from capital gains	(5.14)	(3.93)	(4.04)	(9.26)	(9.43)	—

Total distributions	(5.73)	(4.41)	(4.22)	(9.67)	(9.83)	(0.41)

Net asset value, end of period	$65.05	$74.58	$69.11	$63.74	$63.93	$75.33

Total return	(4.75)% (a)	14.98%	15.76%	15.55%	(3.40)%	15.52%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,404,434	$1,587,936	$1,542,730	$1,467,270	$1,494,724	$1,759,016
Ratio of expenses to average net assets	1.02% (b)	1.01%	1.01%	1.02%	1.02%	1.03%
Ratio of net investment income to average net assets	0.99% (b)	0.74%	0.72%	1.02%	0.67%	0.88%
Portfolio turnover rate	12% (a)	19%	14%	20%	25%	29%

		Year ended September 30

Ariel Fund (Institutional Class)	Six months ended March 31, 2019 (Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$74.78	$69.28	$63.87	$64.08	$75.49	$65.70
Income from investment operations:
Net investment income (loss)	0.28	0.73	0.63	0.77	0.57	0.81
Net realized and unrealized gain (loss) on investments	(4.03)	9.38	9.19	8.91	(1.93)	9.60

Total from investment operations	(3.75)	10.11	9.82	9.68	(1.36)	10.41

Distributions to shareholders:
Dividends from net investment income	(0.80)	(0.68)	(0.37)	(0.63)	(0.62)	(0.62)
Distributions from capital gains	(5.14)	(3.93)	(4.04)	(9.26)	(9.43)	—

Total distributions	(5.94)	(4.61)	(4.41)	(9.89)	(10.05)	(0.62)

Net asset value, end of period	$65.09	$74.78	$69.28	$63.87	$64.08	$75.49

Total return	(4.60)% (a)	15.30%	16.11%	15.87%	(3.11)%	15.88%

Supplemental data and ratios:
Net assets, end of period, in thousands	$826,523	$673,273	$593,887	$521,595	$516,743	$391,219
Ratio of expenses to average net assets	0.71% (b)	0.72%	0.71%	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets	1.35% (b)	1.03%	1.01%	1.31%	0.97%	1.21%
Portfolio turnover rate	12% (a)	19%	14%	20%	25%	29%

(a)Not annualized.

(b)Annualized.

The accompanying notes are an integral part of the financial statements.

50	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

		Year ended September 30

Ariel Appreciation Fund (Investor Class)	Six months ended March 31, 2019 (Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$49.48	$50.91	$48.90	$48.01	$56.12	$53.83
Income from investment operations:
Net investment income (loss)	0.35	0.40	0.51	0.70	0.50	0.43
Net realized and unrealized gain (loss) on investments	(2.36)	4.17	5.21	5.62	(2.08)	5.92

Total from investment operations	(2.01)	4.57	5.72	6.32	(1.58)	6.35

Distributions to shareholders:
Dividends from net investment income	(0.42)	(0.39)	(0.30)	(0.50)	(0.37)	(0.42)
Distributions from capital gains	(2.42)	(5.61)	(3.41)	(4.93)	(6.16)	(3.64)

Total distributions	(2.84)	(6.00)	(3.71)	(5.43)	(6.53)	(4.06)

Net asset value, end of period	$44.63	$49.48	$50.91	$48.90	$48.01	$56.12

Total return	(3.80)% (a)	9.90%	12.41%	13.66%	(3.89)%	12.22%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,074,376	$1,321,843	$1,450,735	$1,483,144	$1,557,796	$1,777,388
Ratio of expenses to average net assets	1.15% (b)	1.13%	1.12%	1.12%	1.12%	1.12%
Ratio of net investment income to average net assets	1.19% (b)	0.72%	0.94%	1.43%	0.95%	0.79%
Portfolio turnover rate	12% (a)	11%	20%	14%	22%	24%

		Year ended September 30

Ariel Appreciation Fund (Institutional Class)	Six months ended March 31, 2019 (Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$49.64	$51.07	$49.03	$48.17	$56.28	$53.95
Income from investment operations:
Net investment income (loss)	0.31	0.48	0.59	0.72	0.65	0.60
Net realized and unrealized gain (loss) on investments	(2.27)	4.25	5.30	5.76	(2.04)	5.96

Total from investment operations	(1.96)	4.73	5.89	6.48	(1.39)	6.56

Distributions to shareholders:
Dividends from net investment income	(0.58)	(0.55)	(0.44)	(0.69)	(0.56)	(0.59)
Distributions from capital gains	(2.42)	(5.61)	(3.41)	(4.93)	(6.16)	(3.64)

Total distributions	(3.00)	(6.16)	(3.85)	(5.62)	(6.72)	(4.23)

Net asset value, end of period	$44.68	$49.64	$51.07	$49.03	$48.17	$56.28

Total return	(3.63)% (a)	10.21%	12.78%	14.01%	(3.55)%	12.59%

Supplemental data and ratios:
Net assets, end of period, in thousands	$294,630	$267,831	$247,526	$219,206	$193,561	$169,839
Ratio of expenses to average net assets	0.83% (b)	0.82%	0.81%	0.82%	0.79%	0.79%
Ratio of net investment income to average net assets	1.56% (b)	1.03%	1.25%	1.73%	1.31%	1.16%
Portfolio turnover rate	12% (a)	11%	20%	14%	22%	24%

(a)Not annualized.

(b)Annualized.

The accompanying notes are an integral part of the financial statements.

800.292.7435	51

Financial highlights For a share outstanding throughout each period

			Year ended September 30

Ariel Focus Fund (Investor Class)	Six months ended March 31, 2019 (Unaudited)		2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.77		$13.71	$11.83	$11.70	$15.12	$13.85
Income from investment operations:
Net investment income (loss)	0.09		0.13	0.13	0.13	0.14	0.11
Net realized and unrealized gain (loss) on investments	(1.42)		1.71	1.88	1.46	(1.99)	1.95

Total from investment operations	(1.33)		1.84	2.01	1.59	(1.85)	2.06

Distributions to shareholders:
Dividends from net investment income	(0.13)		(0.11)	(0.13)	(0.13)	(0.11)	(0.09)
Distributions from capital gains	(0.71)		(0.67)	—	(1.33)	(1.46)	(0.70)

Total distributions	(0.84)		(0.78)	(0.13)	(1.46)	(1.57)	(0.79)

Net asset value, end of period	$12.60		$14.77	$13.71	$11.83	$11.70	$15.12

Total return	(8.95)%	(a)	14.26%	17.09%	14.59%	(13.98)%	15.42%

Supplemental data and ratios:
Net assets, end of period, in thousands	$40,693		$44,964	$40,607	$36,173	$33,553	$53,500
Ratio of expenses to average net assets, including waivers	1.00%	(b)	1.00%	1.00%	1.00%	1.00%	1.08%
Ratio of expenses to average net assets, excluding waivers	1.24%	(b)	1.20%	1.19%	1.35%	1.37%	1.40%
Ratio of net investment income to average net assets, including waivers	1.47%	(b)	0.98%	0.93%	1.23%	0.89%	0.78%
Ratio of net investment income to average net assets, excluding waivers	1.23%	(b)	0.78%	0.74%	0.88%	0.52%	0.46%
Portfolio turnover rate	8%	(a)	27%	35%	20%	16%	40%

			Year ended September 30

Ariel Focus Fund (Institutional Class)	Six months ended March 31, 2019 (Unaudited)		2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.77		$13.69	$11.81	$11.71	$15.14	$13.87
Income from investment operations:
Net investment income (loss)	0.10		0.17	0.15	0.15	0.15	0.15
Net realized and unrealized gain (loss) on investments	(1.42)		1.71	1.89	1.46	(1.97)	1.96

Total from investment operations	(1.32)		1.88	2.04	1.61	(1.82)	2.11

Distributions to shareholders:
Dividends from net investment income	(0.16)		(0.13)	(0.16)	(0.18)	(0.15)	(0.14)
Distributions from capital gains	(0.71)		(0.67)	—	(1.33)	(1.46)	(0.70)

Total distributions	(0.87)		(0.80)	(0.16)	(1.51)	(1.61)	(0.84)

Net asset value, end of period	$12.58		$14.77	$13.69	$11.81	$11.71	$15.14

Total return	(8.80)%	(a)	14.54%	17.40%	14.83%	(13.77)%	15.74%

Supplemental data and ratios:
Net assets, end of period, in thousands	$15,192		$20,929	$14,378	$11,618	$10,332	$12,507
Ratio of expenses to average net assets, including waivers	0.75%	(b)	0.75%	0.75%	0.75%	0.75%	0.83%
Ratio of expenses to average net assets, excluding waivers	0.90%	(b)	0.86%	0.90%	1.08%	1.07%	1.06%
Ratio of net investment income to average net assets, including waivers	1.69%	(b)	1.24%	1.18%	1.48%	1.15%	1.02%
Ratio of net investment income to average net assets, excluding waivers	1.54%	(b)	1.13%	1.03%	1.15%	0.84%	0.79%
Portfolio turnover rate	8%	(a)	27%	35%	20%	16%	40%

(a)Not annualized.

(b)Annualized.

The accompanying notes are an integral part of the financial statements.

52	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

			Year ended September 30

Ariel Discovery Fund (Investor Class)	Six months ended March 31, 2019 (Unaudited)		2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.67		$10.72	$9.12	$9.03	$11.59	$12.47
Income from investment operations:
Net investment income (loss)	(0.02)		(0.06)	(0.03)	(0.04)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.25)		0.01	1.63	0.71	(1.79)	(0.60)

Total from investment operations	(1.27)		(0.05)	1.60	0.67	(1.90)	(0.70)

Distributions to shareholders:
Distributions from capital gains	—		—	—	(0.58)	(0.66)	(0.18)

Total distributions	—		—	—	(0.58)	(0.66)	(0.18)

Net asset value, end of period	$9.40		$10.67	$10.72	$9.12	$9.03	$11.59

Total return	(11.90)%	(a)	(0.47)%	17.54%	7.90%	(17.69)%	(5.80)%
Supplemental data and ratios:
Net assets, end of period, in thousands	$6,532		$7,570	$8,509	$6,913	$6,058	$10,272
Ratio of expenses to average net assets, including waivers	1.25%	(b)	1.25%	1.25%	1.25%	1.25%	1.33%
Ratio of expenses to average net assets, excluding waivers	1.76%	(b)	1.59%	1.48%	1.86%	2.10%	1.93%
Ratio of net investment income (loss) to average net assets, including waivers	(0.29)%	(b)	(0.46)%	(0.34)%	(0.48)%	(0.67)%	(0.79)%
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.80)%	(b)	(0.80)%	(0.57)%	(1.09)%	(1.52)%	(1.39)%
Portfolio turnover rate	8%	(a)	39%	39%	45%	29%	36%

			Year ended September 30

Ariel Discovery Fund (Institutional Class)	Six months ended March 31, 2019 (Unaudited)		2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.88		$10.91	$9.26	$9.13	$11.69	$12.54
Income from investment operations:
Net investment income (loss)	(0.02)		(0.03)	(0.01)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.26)		—	1.66	0.73	(1.86)	(0.61)

Total from investment operations	(1.28)		(0.03)	1.65	0.71	(1.90)	(0.67)

Distributions to shareholders:
Distributions from capital gains	—		—	—	(0.58)	(0.66)	(0.18)

Total distributions	—		—	—	(0.58)	(0.66)	(0.18)

Net asset value, end of period	$9.60		$10.88	$10.91	$9.26	$9.13	$11.69

Total return	(11.76)%	(a)	(0.28)%	17.82%	8.27%	(17.53)%	(5.52)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$15,739		$25,425	$32,638	$29,129	$26,441	$35,970
Ratio of expenses to average net assets, including waivers	1.00%(b)		1.00%	1.00%	1.00%	1.00%	1.07%
Ratio of expenses to average net assets, excluding waivers	1.28%(b)		1.15%	1.15%	1.32%	1.29%	1.25%
Ratio of net investment income (loss) to average net assets, including waivers	(0.08)%	(b)	(0.21)%	(0.08)%	(0.23)%	(0.42)%	(0.53)%
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.36)%	(b)	(0.36)%	(0.23)%	(0.55)%	(0.71)%	(0.71)%
Portfolio turnover rate	8%	(a)	39%	39%	45%	29%	36%

(a)Not annualized.

(b)Annualized.

The accompanying notes are an integral part of the financial statements.

800.292.7435	53

Financial highlights For a share outstanding throughout each period

			Year ended September 30

Ariel International Fund (Investor Class)	Six months ended March 31, 2019 (Unaudited)		2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.91		$14.23	$13.21	$12.17	$12.85	$12.38
Income from investment operations:
Net investment income (loss)	0.25		0.37	0.26	0.14	0.01	0.22
Net realized and unrealized gain (loss) on investments	(0.64)		(0.44)	0.96	0.93	(0.23)	0.41

Total from investment operations	(0.39)		(0.07)	1.22	1.07	(0.22)	0.63

Distributions to shareholders:
Dividends from net investment income	(0.12)		(0.10)	(0.17)	(0.02)	(0.13)	—
Distributions from capital gains	(0.03)		(0.15)	(0.03)	(0.01)	(0.33)	(0.16)

Total distributions	(0.15)		(0.25)	(0.20)	(0.03)	(0.46)	(0.16)

Net asset value, end of period	$13.37		$13.91	$14.23	$13.21	$12.17	$12.85

Total return	(2.75)%	(a)	(0.49)%	9.55%	8.76%	(1.79)%	5.22%

Supplemental data and ratios:
Net assets, end of period, in thousands	$40,268		$54,169	$70,616	$72,200	$11,290	$4,842
Ratio of expenses to average net assets, including waivers	1.13%	(b)	1.13%	1.15% (c)	1.25%	1.26% (d)	1.29%
Ratio of expenses to average net assets, excluding waivers	1.35%	(b)	1.31%	1.32%	1.52%	3.49%	4.24%
Ratio of net investment income to average net assets, including waivers	0.90%	(b)	1.80%	1.79%	1.94%	1.39%	2.13%
Ratio of net investment income (loss) to average net assets, excluding waivers	0.68%	(b)	1.62%	1.62%	1.67%	(0.84)%	(0.82)%
Portfolio turnover rate	7%	(a)	8%	23%	27%	34%	19%

			Year ended September 30

Ariel International Fund (Institutional Class)	Six months ended March 31, 2019 (Unaudited)		2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.68		$13.99	$13.00	$11.96	$12.71	$12.26
Income from investment operations:
Net investment income (loss)	0.05		0.23	0.18	0.20	0.18	0.29
Net realized and unrealized gain (loss) on investments	(0.43)		(0.26)	1.05	0.87	(0.37)	0.38

Total from investment operations	(0.38)		(0.03)	1.23	1.07	(0.19)	0.67

Distributions to shareholders:
Dividends from net investment income	(0.16)		(0.13)	(0.21)	(0.02)	(0.23)	(0.06)
Distributions from capital gains	(0.03)		(0.15)	(0.03)	(0.01)	(0.33)	(0.16)

Total distributions	(0.19)		(0.28)	(0.24)	(0.03)	(0.56)	(0.22)

Net asset value, end of period	$13.11		$13.68	$13.99	$13.00	$11.96	$12.71

Total return	(2.65)%	(a)	(0.17)%	9.80%	8.98%	(1.48)%	5.48%

Supplemental data and ratios:
Net assets, end of period, in thousands	$724,161		$620,017	$431,341	$120,904	$9,587	$8,455
Ratio of expenses to average net assets, including waivers	0.88%	(b)	0.88%	0.89% (c)	1.00%	1.01% (d)	1.03%
Ratio of expenses to average net assets, excluding waivers	0.91%	(b)	0.93%	0.95%	1.10%	2.68%	3.17%
Ratio of net investment income to average net assets, including waivers	1.34%	(b)	2.23%	2.52%	2.41%	1.69%	2.49%
Ratio of net investment income to average net assets, excluding waivers	1.31%	(b)	2.18%	2.46%	2.31%	0.02%	0.35%
Portfolio turnover rate	7%	(a)	8%	23%	27%	34%	19%

(a)Not annualized.

(b)Annualized.

(c)Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2019.

(d)These ratios round to 1.26% for the Investor Class and 1.01% for the Institutional Class due to interest expense which is excluded from the expense waiver.

The accompanying notes are an integral part of the financial statements.

54	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

			Year ended September 30

Ariel Global Fund (Investor Class)	Six months ended March 31, 2019 (Unaudited)		2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.48		$16.05	$14.60	$13.11	$13.96	$12.91
Income from investment operations:
Net investment income (loss)	0.12		0.19	0.22	0.12	(0.07)	0.14
Net realized and unrealized gain (loss) on investments	(0.73)		0.94	1.60	1.48	(0.64)	1.20

Total from investment operations	(0.61)		1.13	1.82	1.60	(0.71)	1.34

Distributions to shareholders:
Dividends from net investment income	(0.32)		(0.16)	(0.21)	(0.11)	—	—
Distributions from capital gains	(0.16)		(0.54)	(0.16)	—	(0.14)	(0.29)

Total distributions	(0.48)		(0.70)	(0.37)	(0.11)	(0.14)	(0.29)

Net asset value, end of period	$15.39		$16.48	$16.05	$14.60	$13.11	$13.96

Total return	(3.48)%	(a)	7.38%	12.87%	12.26%	(5.15)%	10.52%

Supplemental data and ratios:
Net assets, end of period, in thousands	$13,854		$14,798	$11,459	$9,275	$6,095	$2,816
Ratio of expenses to average net assets, including waivers	1.13%	(b)	1.13%	1.15% (c)	1.25%	1.25%	1.29%
Ratio of expenses to average net assets, excluding waivers	1.40%	(b)	1.46%	1.42%	1.70%	2.71%	3.70%
Ratio of net investment income to average net assets, including waivers	1.46%	(b)	1.60%	1.66%	1.34%	1.30%	1.56%
Ratio of net investment income (loss) to average net assets, excluding waivers	1.19%	(b)	1.27%	1.39%	0.90%	(0.16)%	(0.85)%
Portfolio turnover rate	12%	(a)	11%	24%	31%	35%	20%

			Year ended September 30

Ariel Global Fund (Institutional Class)	Six months ended March 31, 2019 (Unaudited)		2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.98		$15.57	$14.21	$12.81	$13.79	$12.76
Income from investment operations:
Net investment income (loss)	0.16		0.24	0.25	0.20	0.18	0.16
Net realized and unrealized gain (loss) on investments	(0.73)		0.89	1.55	1.40	(0.84)	1.20

Total from investment operations	(0.57)		1.13	1.80	1.60	(0.66)	1.36

Distributions to shareholders:
Dividends from net investment income	(0.36)		(0.18)	(0.28)	(0.20)	(0.18)	(0.04)
Distributions from capital gains	(0.16)		(0.54)	(0.16)	—	(0.14)	(0.29)

Total distributions	(0.52)		(0.72)	(0.44)	(0.20)	(0.32)	(0.33)

Net asset value, end of period	$14.89		$15.98	$15.57	$14.21	$12.81	$13.79

Total return	(3.38)%	(a)	7.63%	13.10%	12.56%	(4.88)%	10.84%

Supplemental data and ratios:
Net assets, end of period, in thousands	$107,994		$119,609	$89,898	$73,166	$52,002	$53,937
Ratio of expenses to average net assets, including waivers	0.88%	(b)	0.88%	0.90% (c)	1.00%	1.00%	1.04%
Ratio of expenses to average net assets, excluding waivers	0.98%	(b)	0.98%	1.01%	1.14%	1.30%	1.51%
Ratio of net investment income to average net assets, including waivers	1.68%	(b)	1.88%	1.91%	1.60%	1.40%	1.71%
Ratio of net investment income to average net assets, excluding waivers	1.58%	(b)	1.78%	1.80%	1.47%	1.10%	1.24%
Portfolio turnover rate	12%	(a)	11%	24%	31%	35%	20%

(a)Not annualized.

(b)Annualized.

(c)Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2019.

The accompanying notes are an integral part of the financial statements.

800.292.7435	55

Notes to the financial statements	03/31/19 (UNAUDITED)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events after March 31, 2019 and there were no such events that would require adjustment to or additional disclosure in these financial statements except as discussed in Note Nine, Reorganization.

Fair value measurements—Accounting Standards CodificationTM 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

56	ARIELINVESTMENTS.COM

Notes to the financial statements	03/31/19 (UNAUDITED)

The following tables summarize the inputs used as of March 31, 2019 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$2,233,515,067	$1,367,019,835	$55,868,907	$22,438,583
Level 2	—	—	—	—
Level 3	—	—	—	—

Total investments	$2,233,515,067	$1,367,019,835	$55,868,907	$22,438,583

Industry classifications for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, and Ariel Discovery Fund are included in the Schedules of Investments for the respective Fund.
Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Communication services	$187,624,363	$—	$—	$187,624,363
Consumer discretionary	64,649,819	—	—	64,649,819
Consumer staples	99,701,101	—	—	99,701,101
Energy	62,199,882	—	—	62,199,882
Financials	65,780,072	812,780	—	66,592,852
Health care	101,520,128	—	—	101,520,128
Industrials	22,226,102	—	—	22,226,102
Information technology	59,595,420	—	—	59,595,420
Real estate	5,944,789	—	—	5,944,789
Utilities	25,712,550	—	—	25,712,550

Total common stocks	$694,954,226	$812,780	$—	$695,767,006
Exchange traded funds	7,620,988	—	—	7,620,988
Short-term investments	39,890,477	—	—	39,890,477

Total investments	$742,465,691	$812,780	$—	$743,278,471

Other financial instruments
Forward currency contracts ^	$—	$829,542	$—	$829,542

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Communication Services	$ 25,455,098	$—	$—	$ 25,455,098
Consumer Discretionary	7,137,470	—	—	7,137,470
Consumer Staples	11,317,758	—	—	11,317,758
Energy	8,684,399	—	—	8,684,399
Financials	10,356,256	—	—	10,356,256
Health Care	26,930,052	—	—	26,930,052
Industrials	2,812,756	—	—	2,812,756
Information technology	17,295,083	—	—	17,295,083
Real Estate	487,278	—	—	487,278
Utilities	3,048,284	—	—	3,048,284

Total common stocks	$ 113,524,434	$—	$—	$113,524,434
Short-term investments	4,925,038	—	—	4,925,038

Total investments	$ 118,449,472	$—	$—	$118,449,472

Other financial instruments
Forward currency contracts ^	$—	$ 57,354	$—	$ 57,354

*	As of March 31, 2019, the Level 2 investments held were securities fair valued due to market closure and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

800.292.7435	57

Notes to the financial statements	03/31/19 (UNAUDITED)

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”), which govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures related to foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as Open forward currency contracts with unrealized appreciation (assets) and Open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as Unrealized appreciation on forward currency contracts (assets) and Unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as Net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are included as Distributable earnings on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as Net realized gain (loss) on translation of assets and liabilities in foreign currencies on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments and in the Statements of Assets and Liabilities as a component of Distributable earnings. The Funds record realized gain (loss) at the time a forward currency contract is settled or closed and disclose such realized gain (loss) on the Statements of Operations as Net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

NOTE THREE | INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended March 31, 2019 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Purchases	$244,238,516	$161,668,178	$4,352,274	$2,024,370	$151,178,081	$13,499,871
Sales	293,016,880	294,040,642	7,779,577	9,559,738	42,464,199	21,119,026

58	ARIELINVESTMENTS.COM

Notes to the financial statements	03/31/19 (UNAUDITED)

NOTE FOUR | INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2015 – 2018), and has concluded that no provision for federal income tax is required in the financial statements.

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at March 31, 2019 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$1,580,670,438	$871,085,327	$47,964,834	$23,975,846	$738,185,994	$107,149,982

Gross unrealized appreciation	785,296,096	573,067,762	12,393,814	3,494,815	48,160,110	18,002,354
Gross unrealized depreciation	(132,451,467)	(77,133,254)	(4,489,741)	(5,032,078)	(43,056,112)	(6,701,742)

Net unrealized appreciation (depreciation)	$652,844,629	$495,934,508	$7,904,073	$(1,537,263)	$5,103,998	$11,300,612

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and partnership adjustments.

Tax adjustments are calculated annually. For interim periods, the Funds determine an estimate of tax cost adjustments based on a review of accounting reports for the interim period to identify changes from the adjustments calculated at the fiscal year end. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Distributions to shareholders—Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to distribution reclassifications, net operating loss, or foreign currency.

Distributions —The tax character of distributions paid during the periods ended March 31, 2019 and September 30, 2018 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	03/31/19	09/30/18	03/31/19	09/30/18	03/31/19	09/30/18
Distributions from:
Ordinary income	$23,085,014	$22,369,790	$20,849,905	$23,599,775	$645,000	$1,422,991
Long-term capital gains	154,327,017	114,599,824	69,849,966	170,009,844	3,174,992	1,764,984

Total distributions	$177,412,031	$136,969,614	$90,699,871	$193,609,619	$3,819,992	$3,187,975

	Ariel Discovery Fund		Ariel International Fund		Ariel Global Fund
	03/31/19	09/30/18	03/31/19	09/30/18	03/31/19	09/30/18
Distributions from:
Ordinary income	$—	$—	$8,300,000	$11,778,962	$3,045,985	$2,468,021
Long-term capital gains	—	—	1,455,123	755,996	874,966	2,401,042

Total distributions	$—	$—	$9,755,123	$12,534,958	$3,920,951	$4,869,063

800.292.7435	59

Notes to the financial statements	03/31/19 (UNAUDITED)

NOTE FIVE | INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.75%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.70%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

			Ariel Focus Fund		Ariel Discovery Fund
	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class	Investor Class	Institutional Class
First $30 million*	1.50%	1.50%	—	—	—	—
Over $30 million*	1.00%	1.00%	—	—	—	—
On average daily net assets**	—	—	1.00%	0.75%	1.25%	1.00%
Expiration of Waiver**	—	—	2020	2020	2020	2020

			Ariel International Fund		Ariel Global Fund
			Investor Class	Institutional Class	Investor Class	Institutional Class
On average daily net assets**			1.13%	0.88%	1.13%	0.88%
Expiration of Waiver**			2020	2020	2020	2020

*	Exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items.
**	Through September 30 of the respective year. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the six months ended March 31, 2019 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$1,745,595	$1,418,768	$48,928	$8,493	$55,335	$16,990
Paid to broker/dealers	1,348,173	1,099,247	26,194	3,066	50,096	12,466

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

60	ARIELINVESTMENTS.COM

Notes to the financial statements	03/31/19 (UNAUDITED)

NOTE SIX | FORWARD CURRENCY CONTRACTS

As reflected in the Statements of Operations, Net realized gain (loss) and the Change in net unrealized appreciation (depreciation) on forward currency contracts for the six months ended March 31, 2019 were:

	Ariel International Fund	Ariel Global Fund
Net realized gain (loss) on forward currency contracts	$(1,625,820)	$(2,707)
Change in net unrealized appreciation (depreciation) on forward currency contracts	718,935	(43,200)

For the six months ended March 31, 2019, the volume of the forward currency contracts is measured by the number of trades during the period and the average notional value of such contracts. Ariel International Fund and Ariel Global Fund had 63 and 42 forward currency trades during the period with an average notional value of $7,195,773 and $968,432, respectively. A complete list of open forward currency contracts is found in the Schedules of Investments for the respective Fund.

NOTE SEVEN | TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the six months ended March 31, 2019, with securities that are or were affiliated companies:

	Share activity				Six months ended March 31, 2019
Security name	Balance September 30, 2018	Purchases	Sales	Balance March 31, 2019	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets
Ariel Fund
Bristow Group, Inc. (Producer durables)	3,011,667	—	282,687	2,728,980	$3,029,168	$—	$(5,718,367)	$(24,569,848)	0.1%
MSG Networks, Inc. (Consumer discretionary & services)	3,711,584	—	775,600	2,935,984	—	—	3,288,370	(16,237,263)	—
MTS Systems Corp. (Producer durables)	919,365	—	37,800	881,565	—	551,619	(659,957)	385,561	—
U.S. Silica Holdings, Inc. (Materials & processing)	2,578,061	1,554,200	308,800	3,823,461	66,375,283	478,995	(4,589,897)	8,443,474	3.0

					$69,404,451	$1,030,614	$(7,679,851)	$(31,978,076)	3.1%

NOTE EIGHT | LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Target Rate.

For the six months ended March 31, 2019, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate
Ariel Discovery Fund	$1,133,974	13	3.29%
Ariel Focus Fund	2,144,484	4	3.46%

NOTE NINE | REORGANIZATION

On April 12, 2019, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of Ariel Discovery Fund (the “Target Fund”) into Ariel Fund (the “Acquiring Fund”). Pursuant to the Plan, all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund of equal aggregate value and the Acquiring Fund’s assumption of all of the current and future liabilities of the Target Fund. It is anticipated that the cost basis of the investments received from the Target Fund will be carried forward to the Acquiring Fund for U.S. GAAP and tax purposes.

800.292.7435	61

Important supplemental information	03/31/19 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Funds filed complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701

APPROVAL OF THE MANAGEMENT AGREEMENTS

Each year the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Adviser or the Funds (“Independent Trustees”), is required by the 1940 Act to determine whether to continue each Fund’s management and advisory agreements with the Adviser (together the “Agreements”). At a meeting held in December 2018, the Board, including all of the Independent Trustees, upon recommendation of the Board’s Management Contracts Committee (the “Committee”), determined that the continuation of the Agreements was in the best interest of each Fund and its shareholders, and approved the continuation of the Agreements.

The Committee, which is comprised entirely of Independent Trustees and includes all Independent Trustees, led the Board in its consideration of the Agreements. In evaluating the Agreements with respect to the Funds, both the Committee and the Board held meetings in November and December 2018 to review and evaluate materials provided by the Adviser in response to questions submitted by the Independent Trustees and counsel that is independent of the Adviser (“Independent Counsel”). At its meetings, the Committee received presentations from members of management of the Adviser and from the portfolio manager(s) of each Fund. In addition, the Committee members received a memorandum from Independent Counsel describing the factors they should consider in performing their review, a supplemental report (the “Broadridge Report”) prepared by Broadridge, an independent provider of investment company data, and additional written material and presentations from the Adviser. During the meetings, the Committee was advised by, and met in executive session with, Independent Counsel. In connection with its deliberations, the Committee also considered a broad range of information relevant to the Board’s annual review of the Agreements that is provided to the Board and its various standing committees at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by the Adviser, its affiliates, and its service providers.

Nature, Extent and Quality of Services. The Committee considered the Adviser’s specific responsibilities in the day-to-day management of the Funds, also taking into account information received at quarterly Board meetings related to the services rendered by the Adviser and the Independent Trustees’ knowledge of the Adviser’s operations. In addition, the Committee considered the Adviser’s historical approach in managing the Funds; the consistency of the investment approach; the background, education and experience of the Adviser’s investment personnel; the nature and quality of the Adviser’s services, including, among other things, compliance matters (including the recent implementation of the Funds’ Liquidity Risk Management Program), trading practices, broker approval and selection, shareholder communications, Fund marketing and distribution strategies, information technology, and cybersecurity protections; and the Adviser’s commitment to diversity and civic affairs. The Committee also considered whether the Funds had operated within their investment objectives, each Fund’s record of compliance with its investment restrictions and other regulatory requirements, and information regarding the structure of the Adviser’s compensation program for portfolio managers and certain other employees, including the Adviser’s ability to attract and retain quality personnel. The Committee also considered the personal investments made by the Adviser’s personnel in the Funds, which aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders.

62	ARIELINVESTMENTS.COM

Important supplemental information	03/31/19 (UNAUDITED)

Investment Performance. The Committee considered the investment performance of both the Investor and Institutional Classes of each Fund over time, including information provided in the Broadridge Report, comparing each Fund’s performance with that of comparable funds selected by Broadridge (the “Peer Group” or “Broadridge Peer Group”) as well as an analysis of Fund performance as compared to the performance of its benchmark over specific historical periods. For each period, the Broadridge report ranks each fund with the highest investment performance at the top, the fund with the lowest investment performance at the bottom and separates the Peer Group universe into five levels that each contain 20% of the universe (“quintiles”), with the top 20% being the first quintile and the bottom 20% being the fifth quintile. Where applicable, the Committee considered one-, two-, three-, four-, five-, and ten-year periods as of September 30, 2018. The Committee noted that there was not yet ten-year performance for the Institutional Class shares of all Funds or for the Investor Class shares of Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund. In the case of those Funds that underperformed their Broadridge Peer Group in one or more periods, the Board discussed with the Adviser, factors that caused such underperformance; considered the Adviser’s long-term investment process; and noted that the long-term track records supported the investment philosophy that, over time, consistent implementation of the investment approach should result in positive performance, but also would involve periods of underperformance.

The Committee considered the following with respect to the performance of each Fund:

Ariel Fund. Ariel Fund’s Investor Class one-year period performance ranked in the top quintile, the five-year period performance ranked in the top quintile, and the ten-year period performance ranked in the top quintile within the Broadridge Peer Group. The Fund’s Institutional Class one-year period performance ranked in the top quintile and the five-year period performance ranked in the top quintile within the Broadridge Peer Group.

Ariel Appreciation Fund. Ariel Appreciation Fund’s Investor Class one-year period performance ranked in the third quintile, the five-year period performance ranked in the fourth quintile and the ten-year period performance ranked in the top quintile within the Broadridge Peer Group. The Fund’s Institutional Class one-year period performance ranked in the second quintile and the five-year period performance ranked in the fourth quintile within the Broadridge Peer Group.

Ariel Focus Fund. Ariel Focus Fund’s Investor Class one-year period performance ranked in the top quintile, the five-year period performance ranked in the fourth quintile, and the ten-year period performance ranked in the fourth quintile within the Broadridge Peer Group. The Fund’s Institutional Class one-year period performance ranked in the top quintile and the five-year period performance ranked in the fourth quintile within the Broadridge Peer Group.

Ariel Discovery Fund. Ariel Discovery Fund’s Investor Class one-year period performance ranked in the bottom quintile and the five-year period performance ranked in the bottom quintile within the Broadridge Peer Group. The Fund’s Institutional Class one-year period performance ranked in the bottom quintile and the five-year period performance ranked in the bottom quintile within the Broadridge Peer Group.

Ariel International Fund. Ariel International Fund’s Investor Class one-year period performance ranked in the bottom quintile and the five-year period performance ranked in the fourth quintile within the Broadridge Peer Group. The Fund’s Institutional Class one-year period performance ranked in the fourth quintile and the five-year period performance ranked in the third quintile within the Broadridge Peer Group.

Ariel Global Fund. Ariel Global Fund’s Investor Class one-year period performance ranked in the fourth quintile and the five-year period performance ranked in the fourth quintile within the Broadridge Peer Group. The Fund’s Institutional Class one-year period performance ranked in the third quintile and the five-year period performance ranked in the fourth quintile within the Broadridge Peer Group.

Fees and Expenses. The Committee considered comparative fee and expense information for each Fund’s Expense Group, as selected and analyzed in the Broadridge Report, which ranks funds with the lowest fee at the top, the funds with the highest fee at the bottom and separates the Expense Group universe into five levels that each contain 20% of the universe (“quintiles”), with the top being the first quintile and the bottom being the fifth quintile. The Committee also considered the historical expenses with respect to economies of scale realized by the Adviser and whether such benefits were being passed on to shareholders, such as through the use of breakpoints in the Adviser’s management fees. The Committee considered the impact of the Rule 12b-1 distribution services (“12b-1”) fees on the total expense ratio of the Investor Class of shares for all Funds and the resulting negative impact on the Funds’ total expense ratio when compared to funds in their respective Broadridge Expense Groups that do not impose 12b-1 fees. The Committee observed that the Peer Group comparisons for the Funds’ Institutional Class shares were more illustrative since the Institutional Class does not charge 12b-1 fees. The Committee considered the fees charged and services provided by Ariel to other types of clients and the rationale for any differences between those fees. The Committee also considered the revenue sharing payments made by the Adviser.

The Committee considered the following with respect to the fees and expenses of each Fund:

Ariel Fund. The Committee considered that the actual management fees for Ariel Fund (both classes) ranked in the top quintile compared to the Broadridge Expense Group, total expenses for the Investor Class ranked in the bottom quintile, and total expenses for the Institutional Class ranked in the top quintile.

800.292.7435	63

Important supplemental information	03/31/19 (UNAUDITED)

Ariel Appreciation Fund. The Committee considered that the actual management fees for Ariel Appreciation Fund (both classes) ranked in the third quintile compared to the Broadridge Expense Group, total expenses for the Investor Class ranked in the bottom quintile, and total expenses for the Institutional Class ranked in the third quintile.

Ariel Focus Fund. The Committee considered that Ariel Focus Fund had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The Committee also considered that the actual management fees for Ariel Focus Fund’s Investor Class ranked in the second quintile compared to the Broadridge Expense Group, the actual management fees for the Fund’s Institutional Class ranked in the fourth quintile, the actual total expenses for the Investor Class ranked in the second quintile, and the actual total expenses for the Institutional Class ranked in the top quintile.

Ariel Discovery Fund. The Committee considered that Ariel Discovery Fund had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The Committee also considered that the actual management fees for Ariel Discovery Fund’s Investor Class ranked in the top quintile compared to the Broadridge Expense Group, the actual management fees for the Fund’s Institutional Class ranked in the bottom quintile, the actual total expenses for the Investor Class ranked in the third quintile, and the actual total expenses for the Institutional Class ranked in the second quintile.

Ariel International Fund. The Committee considered that Ariel International Fund had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The Committee also considered that the actual management fees for Ariel International Fund’s Investor Class ranked in the top quintile compared to the Broadridge Expense Group, the actual management fees for the Fund’s Institutional Class ranked in the third quintile, and the actual total expenses for the Investor Class ranked in the first quintile, and the actual total expenses for the Institutional Class ranked in the second quintile.

Ariel Global Fund. The Committee considered that Ariel Global Fund had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The Committee also considered that the actual management fees for Ariel Global Fund’s Investor Class ranked in the top quintile compared to the Broadridge Expense Group, the actual management fees for the Fund’s Institutional Class ranked in the third quintile, and the actual total expenses for both classes ranked in the top quintile.

Benefit Profitability and Economies of Scale. The Committee considered the profitability to the Adviser from its relationship with each Fund, including the methodology by which that profitability analysis was calculated. The Committee also considered the fee reimbursements and expense limitations in place for Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. The Committee considered the extent to which economies of scale may be realized as Funds increase in size and that the management fee schedule for each Fund contains breakpoints at different levels. The Committee considered the effective advisory fee rates for the Funds and whether the advisory fee schedules provide an appropriate sharing between the Funds and the Adviser of such economies of scale as may exist under the Agreements. The Committee considered information about the Funds’ soft dollar arrangements that benefit the Adviser, as well as the Adviser’s brokerage and trading practices. The Committee also considered ancillary benefits, including whether the Funds benefited from Mr. Rogers’ and Ms. Hobson’s high media profiles.

Approval. After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that continuation of each Fund’s Agreement was in the best interests of each Fund and its respective shareholders, and the Board approved the continuation of the Agreements. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund’s Agreements; the Adviser’s commitment to its stated investment strategy and identified circle of competency, and its calm, reasoned and long-term approach to investing; that the management fees paid by each Fund were reasonable in light of the services provided; that the breakpoints in the fee schedule for each Fund have the potential to allow shareholders to benefit from economies of scale; that the profitability associated with the Adviser’s relationship with the Trust was within a reasonable range and was neither excessive nor so low that the Adviser could not be expected to continue to service the Funds effectively; and that the benefits accruing to the Adviser by virtue of its relationship with the Funds were reasonable in light of the costs of providing the investment management services and the benefits accruing to each Fund. The Board’s determinations were based upon a comprehensive consideration of all information provided to it, including both quantitative measures and qualitative factors, and were not the result of any single factor.

64	ARIELINVESTMENTS.COM

Fund expense example	03/31/19 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2018-March 31, 2019.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual*		Hypothetical (5% return before expenses)
Fund and return	Beginning account value 10/01/18	Ending account value 03/31/19	Expenses paid during period*	Ending account value 03/31/19	Expenses paid during period*	Annualized expense ratio*
Ariel Fund
Investor Class	$1,000.00	$952.50	$4.97	$1,019.85	$5.14	1.02%
Institutional Class	1,000.00	954.00	3.46	1,021.39	3.58	0.71%
Ariel Appreciation Fund
Investor Class	$1,000.00	$962.00	$5.63	$1,019.20	$5.79	1.15%
Institutional Class	1,000.00	963.70	4.06	1,020.79	4.18	0.83%
Ariel Focus Fund
Investor Class	$1,000.00	$910.50	$4.76	$1,019.95	$5.04	1.00%
Institutional Class	1,000.00	912.00	3.58	1,021.19	3.78	0.75%
Ariel Discovery Fund
Investor Class	$1,000.00	$881.00	$5.86	$1,018.70	$6.29	1.25%
Institutional Class	1,000.00	882.40	4.69	1,019.95	5.04	1.00%
Ariel International Fund
Investor Class	$1,000.00	$972.50	$5.56	$1,019.30	$5.69	1.13%
Institutional Class	1,000.00	973.50	4.33	1,020.54	4.43	0.88%
Ariel Global Fund
Investor Class	$1,000.00	$965.20	$5.54	$1,019.30	$5.69	1.13%
Institutional Class	1,000.00	966.20	4.31	1,020.54	4.43	0.88%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (182), and divided by the number of days in the current year (365).

800.292.7435	65

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:
William C. Dietrich Age: 69	Lead Independent Trustee, Chairman of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Member of Management Contracts Committee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Eric H. Holder, Jr. Age: 68	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2019; Member of Management Contracts Committee since 2019	Partner, Covington & Burling since 2015; U.S. Attorney General, 2009 to 2015
Christopher G. Kennedy Age: 55	Trustee, Chairman of Audit Committee, Member of Management Contracts, Governance and Executive Committees	Indefinite, until successor elected Trustee since 1995; Member of Management Contracts Committee since 1995; Audit Committee Chair since 2014	Chairman, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chairman, Top Box Foods since 2012	Interface Inc.; Knoll, Inc.
Kim Y. Lew Age: 52	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014; Member of Management Contracts Committee and Audit Committee since 2014	Vice President and Chief Investment Officer, Carnegie Corporation of New York since 2016; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011 to 2015
William M. Lewis, Jr. Age: 62	Trustee, Member of Management Contracts Committee, Chairman of Governance Committee	Indefinite, until successor elected Trustee since 2007; Member of Management Contracts Committee since 2007; Governance Committee Chair since January 1, 2019 (member since 2018)	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004
Stephen C. Mills Age: 59	Trustee, Member of Management Contracts Committee, Member of Audit Committee	Indefinite, until successor elected Trustee since 2015; Management Contracts Committee since 2015; Audit Committee since 2019	President of Basketball Operations, New York Knicks since 2017; General Manager & NBA Alternate Governor, New York Knicks since 2013
James M. Williams Age: 71	Trustee, Chairman of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007; Member of Governance Committee since 2013	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 115 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:
Mellody L. Hobson Age: 49	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	JPMorgan Chase & Co.; Starbucks Corporation
Merrillyn J. Kosier Age: 59	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds, Ariel Investments since 2007
John W. Rogers, Jr. Age: 61	Trustee	Indefinite, until successor elected Trustee since 2000 and from 1986 to 1993	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments since 1983; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	Exelon Corporation; McDonald’s Corporation; The New York Times Company; Nike, Inc.
TRUSTEES EMERITUS (no Trustee duties or responsibilities) James W. Compton Royce N. Flippin, Jr. H. Carl McCall

Note: Number of portfolios in complex overseen by all Trustees is six. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

66	ARIELINVESTMENTS.COM

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 60	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Senior Vice President, Ariel Investments since 2012; General Counsel, Ariel Investments since 2008
Wendy D. Fox Age: 56	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer and Senior Vice President, Ariel Investments, since December 2017; Chief Compliance Officer and Vice President, Ariel Investments, 2004 to 2017
James R. Rooney Age: 60	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments since December 2017; Vice President, Fund Administration, Ariel Investments, 2015 to 2017; Vice President, Shareholder Reporting, Fidelity Pricing & Cash Management Services, Fidelity Management, 2007 to 2015

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is six. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

800.292.7435	67

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

68	ARIELINVESTMENTS.COM

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• instagram.com/arielinvestments

• twitter.com/arielinvests

What’s inside

•

The Bigger Picture John Rogers and Mellody Hobson look back to the market bottom (March 2009) and discuss why our contrarian and patient approach is best of all when times are dark in Ariel Fund and Ariel Appreciation Fund’s letter. Turn to page 3 to learn more.

•

Value’s Winter Learn why anticipating the future, rather than focusing only on the past, will be the key to value investing. Read more in Portfolio Manager Charlie Bobrinskoy’s letter on Ariel Focus Fund.

•	Stock Talk Read about Cowen, Inc. and find out why Portfolio Manager David Maley calls it a favorite Ariel holding.

•	A View from the Top Find out how bottom-up analysis allows Portfolio Manager Rupal Bhansali to steer our portfolios towards sustainable opportunities.

•

Company Spotlights Read our investment thesis on Anixter International Inc., CarMax, Inc., and Zebra Technologies Corporation, and learn why we believe these companies have intriguing valuations and long-term growth opportunities.

The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable.
Slow and steady wins the race.	TPI (83,000) ©05/19 AI–01

Item 2.	Code of Ethics.

Not applicable for the reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for the reporting period.

Item 4.	Principal Accountant Fees and Services.

Not applicable for the reporting period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s last fiscal quarter, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics – Not applicable for the reporting period.

(a)(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3)	Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(4)	There has been no change to the registrant’s independent public accountant.

(b)

Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: May 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: May 23, 2019

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: May 23, 2019